UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

MathStar, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MathStar, Inc.

19075 N.W. Tanasbourne Drive, Suite 200

Hillsboro, Oregon  97124

(503) 726-5500

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On May 17, 2007

To the Stockholders of MathStar, Inc.:

Notice is hereby given that the Annual Meeting of stockholders of MathStar, Inc., a Delaware corporation, will be held on Thursday, May 17, 2007, at 3:30 p.m. local time, at the Minneapolis Marriott Southwest, 5801 Opus Parkway, Minnetonka, Minnesota 55343.  The purposes of the Annual Meeting will be:

1.     To elect members of the MathStar board of directors to serve for the following year and until their successors are duly elected and qualified;

2.     To consider and vote on amendments to the MathStar, Inc. 2004 Amended and Restated Long-Term Incentive Plan;

3.     To ratify the appointment by the Audit Committee of MathStar’s board of directors of PricewaterhouseCoopers LLP as MathStar’s independent registered public accounting firm for the year ending December 31, 2007; and

4.     To transact such other business as may properly come before the Annual Meeting or at any and all postponements or adjournments of the Annual Meeting.

Only stockholders of record at the close of business on April 4, 2007 and their proxies will be entitled to vote at the Annual Meeting and any adjournment or postponement of the Annual Meeting.  A form of proxy and a proxy statement containing more detailed information about the matters to be considered at the Annual Meeting accompany this notice.  We urge you to give this material your careful attention.

If there is an insufficient number of votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned or postponed to allow further solicitation of proxies by MathStar.

All stockholders are invited to attend the Annual Meeting in person.  Whether or not you plan to attend the Annual Meeting in person, please date and sign the enclosed proxy and return it in the postage-prepaid envelope enclosed for that purpose.  You may attend the Annual Meeting in person even though you have sent in your proxy.  The proxy is not necessary for admission to the Annual Meeting.

By Order of the Board of Directors:

/s/ James W. Cruckshank
Corporate Secretary

Hillsboro, Oregon

April 15, 2007

Your vote is important.

To vote your shares, please complete, sign, date

and mail the enclosed proxy card

promptly in the enclosed return envelope.

MathStar, Inc.

19075 N.W. Tanasbourne Drive, Suite 200
Hillsboro, Oregon  97124

(503) 726-5500

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
To Be Held On May 17, 2007

This document is being furnished to the stockholders of MathStar, Inc., a Delaware corporation, as part of the solicitation of proxies by the MathStar board of directors for use at the Annual Meeting of Stockholders to be held on Thursday, May 17, 2007 at 3:30 p.m. local time, at the Minneapolis Marriott Southwest, 5801 Opus Parkway, Minnetonka, Minnesota 55343.  This proxy statement and the enclosed form of proxy were first mailed to stockholders of record beginning on or about April 16, 2007.

INFORMATION CONCERNING SOLICITATION AND VOTING OF PROXY

Purposes of the Annual Meeting

The purposes of the Annual Meeting are:

1.     To elect members of the MathStar board of directors to serve for the following year and until their successors are duly elected and qualified;

2.     To consider and vote on amendments to the MathStar, Inc. 2004 Amended and Restated Long-Term Incentive Plan;

3.     To ratify the appointment by the Audit Committee of MathStar’s board of directors of PricewaterhouseCoopers LLP as MathStar’s independent registered public accounting firm for the year ending December 31, 2007; and

4.     To transact such other business as may properly come before the Annual Meeting or at any and all postponements or adjournments of the Annual Meeting.

Solicitation

MathStar will pay the cost of soliciting proxies for the Annual Meeting.  In addition to soliciting proxies by mail, we may solicit proxies personally or by telephone, facsimile or other means of communication by our directors, officers and employees.  These persons will not specifically be compensated for these activities, but they may be reimbursed for reasonable out-of-pocket expenses in connection with this solicitation.  We will also arrange with brokerage firms and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of shares held of record by these persons.  We will reimburse these brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection with this solicitation.

Record Date and Shares Outstanding

The board of directors has fixed the close of business on April 4, 2007 as the record date to determine the stockholders entitled to receive notice of and to vote at the Annual Meeting.  Each holder of common stock on the record date is entitled to one vote per share held on all matters properly presented at the Annual Meeting.  As of the close of business on April 4, 2007, there were 20,936,890 shares of common stock outstanding and entitled to vote.  Ballots will be passed out during the Annual Meeting to anyone who wants to vote in person at the Annual Meeting.  If you hold your shares in street name, you must request a legal proxy from your broker or nominee to vote in person at the Annual Meeting.

Quorum

A quorum, consisting of a majority of the outstanding shares of our common stock entitled to vote at the Annual Meeting, must be present in person or by proxy before any action can be taken by the stockholders at the Annual Meeting.  Abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum.  A broker non-vote occurs when a bank, broker or other holder of record holding shares for a beneficial owner does not vote on a particular proposal because that holder does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

The stockholders present at the Annual Meeting may continue to transact business until adjournment, even though enough stockholders have left the meeting to leave less than a quorum or the refusal of any stockholder present in person or by proxy to vote or participate in the Annual Meeting.  If the Annual Meeting is adjourned for any reason, the approval of the proposals may be considered and voted upon by stockholders at the subsequent reconvened meeting.  All proxies will be voted in the same manner as they would have been voted at the original Annual Meeting except for any proxies that have been properly withdrawn or revoked.

Voting of Proxies

Each proxy returned to us will be voted according to the instructions on the proxy.  If no instructions are indicated, the shares will be voted (i) for the election of the nominees for the board of directors named in this Proxy Statement; (ii) for the approval of the amendments to the MathStar, Inc. 2004 Amended and Restated Long-Term Incentive Plan; and (iii) for the ratification of the appointment by the Audit Committee of MathStar’s board of directors of PricewaterhouseCoopers LLP as MathStar’s independent registered public accounting firm for the year ending December 31, 2007.  Although the board of directors knows of no other matters to be presented at the Annual Meeting or any adjournment or postponement of the Annual Meeting, all proxies returned to MathStar will be voted on any such matter according to the judgment of the proxy holders.

Instead of submitting a signed proxy card, stockholders may submit their proxies by telephone or through the Internet using the control number and instructions on the proxy card.  Telephone and Internet proxies must be used in compliance with, and will be subject to, the information and terms contained on the proxy card.  These procedures may not be available to stockholders who hold their shares through a broker, nominee, fiduciary or other custodian.

Vote Required

A plurality of the votes cast is required for the election of directors.  This means that the director nominee with the most votes for a particular slot is elected for that slot.  Only votes “for” or “withheld” affect the outcome.  Abstentions are not counted for purposes of the election of directors.

The affirmative vote of a majority of the shares of common stock of MathStar represented at the Annual Meeting, either in person or by proxy, assuming a quorum is present, is required to approve the amendments to the MathStar, Inc. 2004 Amended and Restated Long-Term Incentive Plan and the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm.  Abstentions and, if applicable, broker non-votes, are not counted as votes “for” or “against” these proposals.

Revocability of Proxies

Any person giving a proxy for the Annual Meeting has the power to revoke it at any time before it is voted by:

•      sending a written notice of revocation dated after the date of the proxy to our Corporate Secretary, James W. Cruckshank, in care of MathStar, Inc. at 19075 N.W. Tanasbourne Drive, Suite 200, Hillsboro, Oregon 97124;

•      submitting a properly signed proxy with a later date to our Corporate Secretary;

•      voting by telephone or via the Internet after your prior telephone or Internet vote; or

•      attending the Annual Meeting and voting in person.

If a broker, bank or other nominee holds your shares, you must contact it in order to find out how to revoke your proxy.

Attendance at the Annual Meeting will not, in and of itself, constitute a revocation of a proxy.

Other Business

Although the notice of Annual Meeting provides for transaction of such other business as may properly come before the Annual Meeting, our board of directors currently has no knowledge of any matters to be presented at the Annual Meeting other than those referred to in this proxy statement and on the enclosed form of proxy.  The enclosed proxy gives discretionary authority to the proxy holders to vote in accordance with the recommendation of management if any other matters are presented.

FINANCIAL INFORMATION

MathStar’s 2006 Annual Report to Stockholders including, but not limited to, the balance sheets as of December 31, 2005 and 2006 and the related statements of operations, stockholders’ equity and other comprehensive income, and cash flows for each of the three years in the period ended December 31, 2006 and cumulative for the period from inception (April 14, 1997) through December 31, 2006, accompanies these materials.  A copy of the 2006 Annual Report to Stockholders may be obtained without charge upon request to MathStar’s Corporate Secretary, Mr. James W. Cruckshank.  In addition, we will provide without charge to any MathStar stockholder, upon the stockholder’s written request, a copy of our Annual Report on Form 10-K for the year ended December 31, 2006 filed with the Securities and Exchange Commission.  Requests should be directed to Mr. James W. Cruckshank, MathStar, Inc., 19075 N.W. Tanasbourne Drive, Suite 200, Hillsboro, Oregon 97124.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

MathStar’s business and affairs are managed under the direction of its board of directors.  All of our directors are elected at each Annual Meeting to serve until their successors are duly elected and qualified or until their earlier death, resignation or removal.  If any of the nominees for director at the Annual Meeting becomes unavailable for election for any reason (none being presently known), the proxy holders named in the proxy will have discretionary authority to vote, pursuant to the proxy, for a suitable substitute or substitutes selected in accordance with the best judgment of the proxy holders.

The affirmative vote of a plurality of the shares of common stock of MathStar represented at the Annual Meeting either in person or by proxy, assuming a quorum is present, is required for the election of directors.

The board of directors recommends that the stockholders vote for the slate of nominees named in the table below.

The board, upon the recommendation of the Nominating and Governance Committee, has nominated the persons named in the table below for election as directors (all information is as of March 1, 2007):

Name	Positions	Age	Director Since
Douglas M. Pihl	Chairman, President and Chief Executive Officer	67	April 1997
Benno G. Sand	Director, Chairman of the Audit Committee, member of the Compensation Committee	52	August 2001
Merrill A. McPeak	Director, Chairman of the Compensation Committee, member of the Audit Committee and Governance and Nominating Committee	71	October 2005
Morris Goodwin, Jr.	Director, Chairman of the Governance and Nominating Committee, member of the Audit Committee	55	October 2005
Michael O. Maerz	Director, member of the Governance and Nominating Committee and Compensation Committee	62	December 2006

Each of these nominees is presently serving on our board of directors and has served continuously as a member of our board since the month and year indicated.  The board of directors has determined that each of Benno G. Sand, Merrill A. McPeak, Morris Goodwin, Jr. and Michael O. Maerz qualifies as an independent director under the Marketplace Rules of The NASDAQ Stock Market, Inc. (“NASDAQ”).  Accordingly, the board is composed of a majority of independent directors as required by NASDAQ’s Marketplace Rules.

Biographical information about our board members follows:

Douglas M. Pihl has been Chairman, Chief Executive Officer and President of MathStar since he founded it in 1997.  He has been a director of Vital Images, Inc. (NASDAQ: VTAL) since May 1997 and Chairman of the Board of Vital Images since December 1997.  Vital Images is a leading provider of enterprise-wide advanced visualization and analysis solutions for use by medical professionals in clinical analysis and therapy planning for medical conditions.  In 1996, Mr. Pihl co-founded RocketCHiPS, Inc., a developer of high-speed silicon CMOS integrated circuits and related intellectual property aimed at the high-speed wired and wireless communications markets.  He served as RocketCHiPS’ Chairman and Chief Financial Officer until the company was sold to Xilinx, Inc. (NASDAQ: XLNX) in November 2000.  Mr. Pihl also is a board member of Plain Sight Systems, Inc., a privately-held data extraction solutions provider.  Since January 1997, Mr. Pihl has been a director of Astrocom Corporation, a privately-held provider of redundant Internet access solutions.  Astrocom was a publicly-held company that voluntarily filed for bankruptcy protection in July 2004 under Chapter 11 of the United States Bankruptcy Code.

Astrocom emerged from bankruptcy protection in September 2004, and it became a non-reporting privately-held company in November 2004.

Benno G. Sand is Executive Vice President, Business Development, Investor Relations and Secretary at FSI International, Inc. (NASDAQ: FSII), a global supplier of wafer-cleaning and resist-processing equipment and technology, and he has served in such positions since January 2000 and in various other capacities, including Chief Financial Officer from 1990 through 1997, since joining FSI International in 1982.  Mr. Sand also serves on the board of M.FSI, an FSI International and Mitsui joint venture in Japan.  He also serves on the boards of ten other international subsidiaries of FSI International.  Throughout his career, Mr. Sand has served as a director of various public and private companies and several community organizations.

General Merrill A. McPeak has been a director of MathStar since October 26, 2005, which was the effective date of MathStar’s initial public offering.  He is President of McPeak and Associates, a management-consulting firm he founded in 1995.  General McPeak was Chief of Staff of the Air Force from November 1990 to October 1994, when he retired from active military service.  Prior to its merger into another public company, General McPeak was for several years Chairman of ECC International Corp., a Florida-based simulation and training company.  He has served as a director of several other public companies, including Tektronix, Inc. and Trans World Airlines, Inc. (TWA).  Currently, General McPeak is Chairman of the Board of Ethicspoint, Inc., a company providing confidential corporate governance compliance and “whistleblower” reporting services.  He is a director of Del Global Technologies Corp. (OTC: DGTC.PK), GigaBeam Corporation (NASDAQ: GGBM), and Quintessence Photonics Corp. (OTC BB: QPCI.OB).  He also serves on the boards of several other privately-held companies.

Morris Goodwin, Jr. has been a director of MathStar since October 26, 2005, which was the effective date of MathStar’s initial public offering.  He has been the President and Chief Operations Officer of The Hogan Company, a broker-dealer registered with the National Association of Securities Dealers, Inc. (“NASD”), since August 2005.  Mr. Goodwin also has been the Chief Financial Officer and Executive Vice President of Vivius, Inc., a healthcare services technology company, since December 2000.  From August 1997 to September 2000, he served as the Senior Vice President and Treasurer at Deluxe Corporation (DLX:NYSE).  He currently serves on the boards of the following non-profit organizations: Minneapolis Foundation, Twin Cities RISE! and the Metropolitan Economic Development Association.  Mr. Goodwin is a registered representative with the NASD and a registered principal of The Hogan Company.

Michael O. Maerz has been a director of MathStar since December 2006.  Since January 2003, Mr. Maerz has served on the boards of directors of Mercy Corps, a leading international relief and development agency; Dartfish Corporation, a leading video analysis software company; and EasyOne AG, a software startup company focused on small business sales force and resource planning automation.  From October 1998 until December 2002, he was Chairman and Chief Executive Officer of etrieve, Inc., a market-leading voice and text mobile email/personal information manager (PIM) company, of which he was a co-founder.  etrieve, Inc. was sold to Orange Personal Communications Services Limited in December 2002.  Mr. Maerz was President and Chief Executive Officer of The Palace Inc., which offered online customer support, sales and training to the business market, from June 1996 until April 1998.  The Palace Inc. was sold to Electric Communities in April 1998.  From January 1990 until June 1996, he was a Vice President and General Manager at Intel Corporation in Hillsboro, Oregon, where he planned and managed Intel’s 1991 entry into the personal computer networking business.

There are no family relationships among our executive officers and directors.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

During 2006, our board of directors met five times and took action by writings eight times.  During 2006, all directors attended all of the meetings of the board of directors and any committees of which the director was a member.

The standing committees of our board of directors are the Audit Committee, the Compensation Committee, and the Governance and Nominating Committee.  Throughout 2006, Benno G. Sand, Merrill A. McPeak and Morris Goodwin, Jr. were the members of our board’s Audit Committee, Compensation Committee, and Governance and Nominating Committee.

Executive Sessions; Attendance at Annual Meeting of Stockholders

The board has adopted a policy of meeting in executive session, with only independent directors being present, on a regular basis and at least twice per year.

It is the policy of the board that each member of the board should attend MathStar’s annual meeting of stockholders whenever practical, and that at least one member of the board must attend each annual meeting.  At the annual meeting held on May 18, 2006, Douglas M. Pihl and Benno G. Sand attended the meeting.

Audit Committee

The Audit Committee’s responsibilities and authorities include assisting the board in the oversight of accounting and reporting processes and audits of the financial statements of MathStar, the independence and qualifications of MathStar’s independent registered public accounting firm, and MathStar’s compliance with legal and regulatory requirements.  The Audit Committee also oversees MathStar’s Policy and Procedures Regarding Related Person Transactions.

Throughout 2006, the Audit Committee consisted of Benno G. Sand (chairman), Merrill A. McPeak and Morris Goodwin, Jr.  MathStar’s board of directors has determined that all members of the Audit Committee are independent under NASDAQ’s Marketplace Rules and the applicable rules under the Securities Exchange Act of 1934.  The board also has determined that Benno G. Sand is qualified as an “audit committee financial expert,” as that term is defined in Item 401(h)(2) of Regulation S-K of the Securities and Exchange Commission.  During 2006, the Audit Committee met four times and acted by written action three times.

The board adopted the Audit Committee Charter on August 31, 2005 and amended it on November 6, 2006.  A copy of the Audit Committee Charter is available on our website, free of charge, at www.MathStar.com.  You may also obtain a copy of the charter, free of charge, by writing to us at MathStar, Inc., Attention: Corporate Secretary, 19075 N.W. Tanasbourne Drive, Suite 200, Hillsboro, Oregon 97124.

Compensation Committee

The Compensation Committee determines compensation for our executive officers, administers our incentive and compensation plans, including our 2004 Amended and Restated Long-Term Incentive Plan, and addresses general compensation issues for us.

Throughout 2006, the board’s Compensation Committee consisted of Merrill A. McPeak (chairman), Morris Goodwin, Jr. and Benno G. Sand.  Effective February 5, 2007, the members of the Compensation Committee are Mr. McPeak (chairman), Mr. Sand and Michael O. Maerz.  The board of directors has determined that all members of the 2006 and current Compensation Committee are independent within the meaning of NASDAQ’s Marketplace Rules.  During 2006, the Compensation Committee met four times and acted once by written action.

The board adopted the Compensation Committee Charter on August 31, 2005.  A copy of the Compensation Committee Charter is available on our website, free of charge, at www.MathStar.com.  You may also obtain a copy of the charter, free of charge, by writing to us at MathStar, Inc., Attention: Corporate Secretary, 19075 N.W. Tanasbourne Drive, Suite 200, Hillsboro, Oregon 97124.

Governance and Nominating Committee

The Governance and Nominating Committee assists the board in complying with and overseeing MathStar’s Code of Business Conduct and Ethics (the “Conduct Code”); reviews and resolves conflicts of interest situations between a director, executive officer or employee of MathStar and MathStar; considers and, if necessary or appropriate, grants waivers of the Conduct Code; reviews and considers developments in corporate governance practices; identifies and recommends individuals to the board for nomination as members of the board and its committees; and develops and oversees the process for nominating board members.

Throughout 2006, the Governance and Nominating Committee consisted of Morris Goodwin, Jr. (chairman), Benno G. Sand and Merrill A. McPeak.  Effective February 5, 2007, the Governance and Nominating Committee are Mr. Goodwin (chairman), Mr. McPeak and Michael O. Maerz.  The board of directors has determined that all members of the 2006 and current Governance and Nominating Committee are independent within the meaning of NASDAQ’s Marketplace Rules.  During 2006, the Governance and Nominating Committee met two times.

The board adopted the Governance and Nominating Committee Charter on August 31, 2005 and amended it on February 5, 2007.  A copy of the Governance and Nominating Committee Charter is available on our website, free of charge, at www.MathStar.com.  You may also obtain a copy of the charter, free of charge, by writing to us at MathStar, Inc., Attention: Corporate Secretary, 19075 N.W. Tanasbourne Drive, Suite 200, Hillsboro, Oregon 97124.

CODE OF BUSINESS CONDUCT AND ETHICS

Our Conduct Code applies to all of our directors, officers and employees, including our principal executive officer and our principal financial and accounting officer.  The Governance and Nominating Committee of the board is responsible for overseeing the Conduct Code.  In accordance with NASDAQ’s Marketplace Rules, any waivers of the Conduct Code for directors and executive officers must be approved by MathStar’s board of directors.  The Conduct Code is available, free of charge, on our website at www.MathStar.com.  We will also post any waivers or our Conduct Code for our directors or executive officers on our website.  You may also obtain a copy of our Conduct Code, free of charge, by writing to us at MathStar, Inc., Attention: Corporate Secretary, 19075 N.W. Tanasbourne Drive, Suite 200, Hillsboro, Oregon 97124.

QUALIFICATIONS OF CANDIDATES FOR ELECTION TO THE BOARD

The Governance and Nominating Committee (the “Governance Committee”) identifies and recommends candidates believed by it to be qualified to stand for election as directors of MathStar or to fill any vacancies on the board.  In identifying director candidates, the Governance Committee may retain third party search firms.

In order to evaluate and identify director candidates, the Governance Committee considers the suitability of each director candidate, including the current members of the board, in light of the current size, composition and current perceived needs of the board.  The Governance Committee seeks highly qualified and experienced director candidates and considers many factors in evaluating such candidates, including issues of character, judgment, independence, background, age, expertise, diversity of experience, length of service and other commitments.  The Governance Committee does not assign any particular weight or priority to any of these factors.  The board’s Governance Committee has established the following minimum requirements for director candidates: being able to read and understand fundamental financial statements; having at least 10 years of relevant business experience; having no identified conflicts of interest as a director of MathStar; having not been convicted in a criminal proceeding other than traffic violations during the five years before the date of selection; and being willing to comply with the MathStar Conduct Code.  The Governance Committee retains the right to modify these minimum qualifications from time to time.  Exceptional candidates who do not meet all of these criteria may still be considered.

The Governance Committee may review director candidates by reviewing information provided to it, through discussions with persons familiar with the candidate, or other actions that the Governance Committee deems proper.  After such review and consideration, the Governance Committee designates any candidates who are to be interviewed and by whom they are to be interviewed.  After interviews, the Governance Committee recommends for board approval any new directors to be nominated.

STOCKHOLDER RECOMMENDATIONS FOR DIRECTORS

Stockholders who have owned at least 10,000 shares of our common stock for at least a 12-month period may make recommendations to the Nominating Committee for potential board members as follows:

•      The recommendation must be made in writing to MathStar, Inc., Attention:  Corporate Secretary, 19075 N.W. Tanasbourne Drive, Suite 200, Hillsboro, Oregon 97124, and it must be received by MathStar at least 120 days before the next annual meeting of stockholders.

•      The recommendation must include the director candidate’s name; home and business contact information; detailed biographical data and qualifications (including at least five years of employment history); whether the candidate can read and understand financial statements; information regarding any relationships between the candidate and MathStar within the last three years; and evidence of the recommending person’s ownership of MathStar common stock.

•      The recommendation must contain a statement from the recommending stockholder in support of the candidate; a list of the candidate’s professional references; and a description of the candidate’s qualifications, particularly those that pertain to board membership, including qualifications related to character, judgment, diversity, age, independence, expertise, corporate experience, length of service and other commitments.

•      The recommendation must include other information sufficient to enable the Governance Committee to evaluate the minimum qualifications stated above under the section of this proxy statement entitled “Qualifications of Candidates for Election to the Board.”

•      It must also include a statement from the director candidate indicating that he or she consents to serve on the board and could be considered “independent” under NASDAQ’s Marketplace Rules and the applicable rules and requirements of the Securities and Exchange Commission (“SEC”) in effect at that time.

If a director candidate is eligible to serve on the board of directors, and if the recommendation is proper, the Governance Committee then will deliberate and make its recommendation to the board regarding the board candidate.

The Governance Committee will not change the manner in which it evaluates candidates, including the applicable minimum criteria set forth above, based on whether the candidate was recommended by a stockholder.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Our stockholders may contact our board of directors, or any Committee of our board, by electronic mail at bod@MathStar.com or by regular mail at MathStar, Inc., Attention: Corporate Secretary, 19075 N.W. Tanasbourne Drive, Suite 200, Hillsboro, Oregon 97124.  All communications will be reviewed by management and then forwarded to the appropriate director or directors or to the full board, as appropriate.

DIRECTOR COMPENSATION

The following table sets forth certain information regarding the compensation paid by MathStar to its directors for the year ended December 31, 2006:

DIRECTOR COMPENSATION TABLE

Name	Fees Earned or Paid in Cash	Option Awards(1)	Total Compensation
Benno G. Sand	$17,500	$2,419	$19,919
Merrill A. McPeak	$15,250	$2,419	$17,669
Morris Goodwin, Jr.	$15,250	$2,419	$17,669
Michael O. Maerz(2)	$—	$1,187	$1,187

(1)       The amounts shown for option awards reflect the dollar amounts recognized by MathStar for financial statement reporting purposes for the year ended December 31, 2006 in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 123(R), excluding the amount of forfeitures.  Refer to “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations — Critical Accounting Policies and Significant Judgments and Estimates — Stock-Based Compensation” in our Annual Report on Form 10-K for the year ended December 31, 2006 for discussion of the assumptions used in calculating fair value under SFAS No. 123(R).  This portion of the Annual Report on Form 10-K is included in our 2006 Annual Report to Stockholders.  On October 26, 2006, each of Mr. Sand, Mr. McPeak and Mr. Goodwin was automatically granted a ten-year option under the MathStar, Inc. 2004 Amended and Restated Long-Term Incentive Plan (“2004 Incentive Plan”) to purchase 5,000 shares at an exercise price of $3.91 per share with a grant date fair value of $13,286.  These options vest as to all of the shares on October 25, 2007, but only if the director is then a director of MathStar.  On December 13, 2006, Mr. Maerz was automatically granted a ten-year option under the 2004 Incentive Plan to purchase 25,000 shares at an exercise price of $4.08 per share with a  grant date fair value of $68,994.  Mr. Maerz’s option vests annually as to one-third of the shares subject to the option beginning on the first anniversary date of the date of grant, but only if he is then a director of MathStar.  All of the options have an exercise price equal to the closing price of the common stock on the trading day before the date of grant, as quoted on The NASDAQ Global Market.

(2)       Mr. Maerz became a director on December 13, 2006.

As an employee of MathStar, Douglas M. Pihl received no fees, options, awards or other compensation from MathStar during 2006 for serving as a director.

Director Fees

Our non-employee directors receive a cash retainer of $1,500 per quarter plus a meeting fee of $750 per board meeting.  The chairperson of the Audit Committee receives $1,000 per meeting of the Audit Committee, and the other members of the Audit Committee receive $750 per meeting of the Audit Committee.  The chairpersons of the Compensation Committee and the Governance Committee receive $750 per Committee meeting, and the other members of such Committees receive $500 per committee meeting.

Director Options

Under the 2004 Incentive Plan, non-employee directors automatically receive an option to purchase 25,000 shares of MathStar’s common stock when they are initially elected or appointed to our board, which vests as to one-third of the shares subject to the option on the first, second and third anniversary dates of the date of grant so long as they are directors of MathStar.  Non-employee directors also automatically receive an option to purchase 5,000 shares upon each anniversary date of the initial grant to them of an automatic option so long as they are then MathStar directors, which vests as to all of the shares subject to the option on the first anniversary date of the date of grant of the option if they are then directors of MathStar.  The exercise price of these options is equal to the closing price of our common stock on the trading day before the date of grant, and all options expire 10 years after the date of grant.  Under the automatic grant provisions of the 2004 Incentive Plan, on October 26, 2006, Messrs. Sand, McPeak and Goodwin each received an option to purchase 5,000 shares at an exercise price of $3.91 per share and, on December 13, 2006, Mr. Maerz received an option to purchase 25,000 shares at an exercise price of $4.08 per share.

PROPOSAL 2

APPROVAL OF AMENDMENTS TO MATHSTAR, INC. 2004 AMENDED AND RESTATED

LONG-TERM INCENTIVE PLAN

The 2004 Incentive Plan was adopted by the board of directors on October 8, 2004 and amended by the board on May 10, 2005.  The 2004 Incentive Plan, as so amended, was approved by our stockholders on June 10, 2005.  On February 28, 2006, the board approved amendments to the 2004 Incentive Plan, and our stockholders approved these amendments at the annual meeting of stockholders held on May 18, 2006.

On February 5, 2007, the board of directors approved the following amendments to the 2004 Incentive Plan, which are subject to our stockholders’ approval at the Annual Meeting:

•      increasing the number of shares of our common stock subject to the 2004 Incentive Plan from 1,633,334 shares to 3,000,000 shares;

•      providing that with respect to performance-based full-value awards granted under the 2004 Incentive Plan (that is, all performance-based awards other than stock options or stock appreciation rights), the restrictions on such awards shall not lapse, and the awards shall not vest, in less than one year;

•      providing that with respect to tenure-based full-value awards (that is, full-value awards that are not performance-based), the restrictions imposed on such awards shall not lapse, and the awards shall not vest, with respect to 100% of the award in less than three years; however, during such three-year period, restrictions may lapse and the award may vest with respect to less than 100% of the value of the award; and

•      providing that the restrictive periods described in the second and third bullets above shall not be waived on a discretionary basis by MathStar’s board or the board committee administering the 2004 Incentive Plan except in the case of the death, disability or retirement of the holder of the award or upon a “change in control,” as the term “change in control” is defined in the 2004 Incentive Plan.

The affirmative vote of a majority of the shares of common stock of MathStar represented at the Annual Meeting, either in person or by proxy, assuming a quorum is present, is required to approve the proposed amendments to the 2004 Incentive Plan.

The board of directors recommends that the stockholders vote for approval of the proposed amendments to the MathStar, Inc. 2004 Amended and Restated Long-Term Incentive Plan.

General Description of the 2004 Incentive Plan

The following is a summary of the terms of the 2004 Incentive Plan, and it is qualified by reference to the 2004 Incentive Plan as proposed to be amended, a copy of which is included in this proxy statement as Appendix A.

The 2004 Incentive Plan currently provides that the total number of shares of MathStar’s common stock that may be subject to options, restricted stock awards and other equity awards granted under the 2004 Incentive Plan shall not exceed 1,633,334 shares.  The board has approved an increase in the number of shares to 3,000,000 shares, subject to stockholder approval.  As of March 1, 2007, awards consisting of 30,000 shares of restricted stock grants and options to purchase 2,227,457 shares of MathStar common stock were outstanding under the 2004 Incentive Plan.

The purpose of the 2004 Incentive Plan is to aid MathStar in recruiting and retaining employees, directors, independent contractors and other service providers to MathStar and to motivate such employees, directors, independent contractors and other service providers to exert their best efforts on behalf of MathStar by providing incentives through the grant of incentive stock options (“ISOs”) qualified as such under Section 422 of the Internal Revenue Code of 1986 (the “Code”) and nonqualified stock options (“NQOs” and, together with ISOs, “Options”), awards of restricted stock, stock appreciation rights, other stock-based awards, cash-based awards or any combination of such awards (collectively, the “Awards”).  Management believes that MathStar benefits from the stock ownership opportunities and other benefits provided to participants under the 2004 Incentive Plan to encourage alignment of their interest in MathStar’s success with that of other stakeholders.

Administration

The 2004 Incentive Plan is administered by the Compensation Committee of MathStar’s board of directors, which has the exclusive power to make Awards and to determine when and to whom Awards will be granted under the 2004 Incentive Plan, other than the NQOs automatically granted to non-employee directors under the 2004 Incentive Plan.  In addition, the Compensation Committee determines the form, amount and other terms and conditions of each Award, subject to the provisions of the 2004 Incentive Plan.  The determinations made by the Compensation Committee under the 2004 Incentive Plan are not required to be made on a uniform basis and are final, binding and conclusive.

Participants

A participant in the 2004 Incentive Plan means an employee of MathStar or an “affiliate” (as the term “affiliate” is defined in the 2004 Incentive Plan) who is selected by the Compensation Committee to participate in the 2004 Incentive Plan; a director of MathStar who receives Options or Awards under the 2004 Incentive Plan; or any consultant, agent, advisor or independent contractor who is selected by the Compensation Committee to participate in the 2004 Incentive Plan and who renders bona fide services to MathStar or its affiliate.  However, only employees of MathStar are eligible for selection to receive Options qualified as ISOs under Section 422 of the Code.

Termination Date

The 2004 Incentive Plan will terminate on the earlier of the date on which it is terminated by MathStar’s board of directors or October 7, 2014.  However, the termination of the 2004 Incentive Plan will not affect any Awards then outstanding under the 2004 Incentive Plan.  The board of directors may amend, alter or discontinue the 2004 Incentive Plan.  However, no amendment, alteration or discontinuation may be made by the board without the consent of a participant in the 2004 Incentive Plan if such action would diminish any of the rights of the participant under any Award held by the participant.

Shares Subject to 2004 Incentive Plan

The 2004 Incentive Plan currently provides that the total number of shares of MathStar’s common stock that may be issued under the 2004 Incentive Plan is 1,633,334 shares, subject to adjustments as provided in the 2004 Incentive Plan.  The board is proposing that the number of shares subject to the 2004 Incentive Plan be increased to 3,000,000 shares.  The shares to be issued under the 2004 Incentive Plan are currently authorized but unissued shares of MathStar’s common stock.  The number of shares of MathStar’s common stock available under the 2004 Incentive Plan and under other equity Awards granted under the 2004 Incentive Plan, the exercise price of any Option and the exercise price of any stock appreciation right granted under the 2004 Incentive Plan will be appropriately adjusted upon any stock dividend, stock split, reverse stock split, reclassification, combination, exchange of shares or other similar recapitalizations of MathStar.

Options

The Compensation Committee has authorized a subcommittee (the “Subcommittee”) consisting of Douglas M. Pihl, Daniel J. Sweeney and James W. Cruckshank to grant options under the 2004 Incentive Plan to new employees in accordance with limitations and guidelines established by the Compensation Committee.  Upon the grant of an Option under the 2004 Incentive Plan, other than the automatic grant of Options to MathStar’s non-employee directors described below, the Compensation Committee or the Subcommittee fixes a number of shares of MathStar’s common stock that the optionee may purchase upon exercise of the Option and the price at which the shares may be purchased.  With regard to ISOs, the exercise price cannot be less than the “fair market value” of the common stock at the time the ISO is granted or 110% of such fair market value in certain cases.  In addition, the aggregate fair market value of common stock (determined at the time an ISO is granted) subject to ISOs granted to an employee under all of MathStar’s option plans that become exercisable for the first time by such employee during any calendar year may not exceed $100,000.  The exercise price of NQOs may be less than, equal to or greater than fair market value.  Each Option granted under the 2004 Incentive Plan will be exercisable by the optionee only during the term fixed by the Compensation Committee or the Subcommittee, with such term ending not later than 10 years after the date of grant.  Payment for shares upon exercise of any Option granted under the 2004 Incentive Plan may be made in cash, in shares of Company’s common stock that have been owned for more than six months having an aggregate fair market value on the date of exercise which is not less than the exercise price of the shares of common stock being purchased, partly in cash and partly in such shares, or by the delivery of irrevocable instructions to a broker to sell shares of common stock obtained upon the exercise of an NQO and to deliver to MathStar an amount out of the proceeds of such sale equal to the aggregate exercise price of the shares being purchased.

Automatic Grants of NQOs to Non-Employee Directors.  The 2004 Incentive Plan provides non-employee directors of MathStar (each an “Eligible Director”) with automatic grants of NQOs.  Each Eligible Director is automatically granted NQOs to purchase 25,000 shares on the date of his or her initial election or appointment to the board of directors (in each case, an “Initial Grant”), which will vest as to one-third of the shares subject to the option on the first, second and third anniversary dates of the date of grant so long as he or she then is a director of MathStar.  Each Eligible Director will also automatically receive an option to purchase 5,000 shares upon each anniversary date of the initial grant to them of an automatic option so long as they are then MathStar directors, which vests as to all of the shares subject to the option on the first anniversary date of the date of grant if they are then directors of MathStar.  All options automatically granted under the 2004 Incentive Plan expire 10 years after the date of grant.

The exercise price per share for each NQO automatically granted under the 2004 Incentive Plan to Eligible Directors is not less than the fair market value of a share of MathStar’s common stock on the date such NQO is granted.  Payment for shares upon exercise of any NQOs automatically granted to Eligible Directors under the 2004 Incentive Plan may be made in cash, in shares of MathStar’s common stock that have been owned for more than six months having an aggregate fair market value on the date of exercise which is not less than the exercise price of the shares of common stock being purchased, partly in cash and partly in such shares, or by the delivery of irrevocable instructions to a broker to sell shares of common stock obtained upon the exercise of an NQO and to deliver to MathStar an amount out of the proceeds of such sale equal to the aggregate exercise price of the shares being purchased.

In addition to such automatic NQO grants, the 2004 Incentive Plan also permits the Compensation Committee to make discretionary grants of stock options to any and all directors, including Eligible Directors, as described below.

Discretionary Option Grants of NQOs to Non-Employee Directors.  Upon the discretionary grant of NQOs to MathStar’s non-employee directors under the 2004 Incentive Plan, the Compensation Committee will fix the number of shares of MathStar’s common stock that the optionee may purchase upon exercise of the option and the exercise price at which the shares may be purchased.  The exercise price of such NQOs cannot be less than the fair market value of the common stock at the time the option is granted.

Each NQO will be exercisable by the optionee only during the term fixed by the Compensation Committee, with such term ending not later than 10 years after the date of grant.  Payment for shares upon exercise of any NQOs granted to Eligible Directors under the 2004 Incentive Plan may be made in cash, in shares of Company’s common stock that have been owned for more than six months having an aggregate fair market value on the date of exercise which is not less than the exercise price of the shares of common stock being purchased, partly in cash and partly in such shares, or by the delivery of irrevocable instructions to a broker to sell shares of common stock obtained upon the exercise of an NQO and to deliver to MathStar an amount out of the proceeds of such sale equal to the aggregate exercise price of the shares being purchased.

Stock Appreciation Rights

The Compensation Committee may grant stock appreciation rights (“SARs”) under the 2004 Incentive Plan independent of an Option or in connection with an Option.  Upon the grant of a SAR under the 2004 Incentive Plan, the Compensation Committee will fix its exercise price, which cannot be less than the fair market value of MathStar’s common stock and, in the case if a SAR granted in conjunction with an Option, not less than the exercise price of the related Option.  Each SAR granted independent of an Option will entitle a participant upon exercise to an amount equal to the excess of the fair market value of the common stock on the date of exercise less the exercise price per share, times the number of shares of common stock covered by the SAR.  As determined by the Compensation Committee at the time of grant, payment of such amount upon exercise of a SAR will be made in shares of common stock or in cash, or partly in shares and partly in cash.

Restricted Stock Awards

Restricted stock awards granted under the 2004 Incentive Plan will entitle the holder to receive shares of MathStar’s common stock, which are subject to forfeiture to MathStar and transfer restrictions if certain conditions are not met as determined by the Compensation Committee at the time of grant.  When a restricted stock award is granted, the Compensation Committee may establish a period during which the holder cannot sell or otherwise transfer the shares subject to the award.  During such period, the holder of the restricted stock award otherwise has the rights of a stockholder of MathStar with respect to the shares subject to the award, including the right to vote the shares and to receive any dividends and other distributions.  The Compensation Committee may determine the period of time during which a participant receiving a restricted stock award must remain a continuous employee of MathStar in order for the forfeiture and transfer restrictions to lapse.  In addition, the Compensation Committee may provide that such restrictions lapse in installments with respect to specified portions of the shares of stock covered by the restricted stock award.  The Compensation Committee also may impose performance or other conditions that will subject the shares subject to the award to forfeiture and transfer restrictions.  The Compensation Committee may, at any time, waive all or any part of any restrictions applicable to restricted stock awards.

Other Awards

Other Stock-Based Awards.  Under the 2004 Incentive Plan, the Compensation Committee has the power to grant awards of shares of MathStar’s common stock and awards that are valued in whole or in part by reference to, or otherwise based on, shares of common stock or their fair market value.  The 2004 Incentive Plan provides that such other stock-based awards will be in such form, and will depend on such conditions, as the Compensation Committee determines including, without limitation, the right to receive, or vest with respect to, one or more shares of common stock (or the equivalent cash value of such shares) upon the completion of a specified period of service, the occurrence of an event and/or the attainment of performance objectives.  Subject to the provisions of the 2004 Incentive Plan, the Compensation Committee will determine the number of shares of common stock to be awarded to a participant under other stock-based awards, whether such awards shall be settled in cash, shares of common stock or combination of cash and such shares, and other terms and conditions of such awards.

Other Cash-Based Awards.  Subject to the terms of the 2004 Incentive Plan, the Compensation Committee may grant other incentives denominated and payable in cash under the 2004 Incentive Plan as it determines to be in the best interests of MathStar and subject to such other terms and conditions as it deems appropriate.

Performance-Based Awards.  Under the 2004 Incentive Plan, the Compensation Committee may grant performance-based Options, awards of restricted stock or other awards, which will be based on the attainment of written performance goals approved by the Compensation Committee for a performance period established by the Committee.  The performance goals must be objective and must be based upon the criteria set forth in the 2004 Incentive Plan.  Under the 2004 Incentive Plan, the Compensation Committee must determine whether, with respect to a performance period, the applicable performance goals have been met with respect to a given participant and must certify and ascertain the amount of the applicable performance-based award.  The amount of a performance-based award actually paid to a participant under the 2004 Incentive Plan may be less than the amount determined by the applicable performance goal formula, at the discretion of the Compensation Committee.  The amount of the performance-based award will be paid to the participant at such time as determined by the Compensation Committee after the end of the covered performance period.

Non-Transferability of Awards

Awards granted under the 2004 Incentive Plan are non-transferable other than by will or by the applicable laws of descent and distribution.  In addition, a participant may designate a beneficiary to succeed to the participant’s Awards under the 2004 Incentive Plan if allowed by the agreement evidencing the Award, in which case the Award may be exercised by the personal representative for the participant’s estate or by any other person who acquired the right to exercise such Award by reason of the participant’s death.  During a participant’s lifetime, all Awards granted under the 2004 Incentive Plan may be exercised only by the participant.

New Plan Benefits

Future awards under the 2004 Incentive Plan to the Company’s executive officers and employees are discretionary.  Therefore, at this time the benefits that may be received by the our executive officers and other employees if our shareholders approve the proposed amendments to the 2004 Incentive Plan cannot be determined.  In addition, because the value of stock options automatically issuable to our non-employee directors under the 2004 Incentive Plan will depend on the fair market value of our common stock at future dates, it is not possible to determine exactly the benefits that might be received by our non-employee directors under the 2004 Incentive Plan.  For information regarding option grants to our executive officers and directors under the 2004 Incentive Plan during the year ended December 31, 2006, see “Director Compensation” and “Executive Compensation — Grants of Plan-Based Awards.”

Federal Income Tax Consequences

The following description is a general summary of the current federal income tax provisions relating to the grant and exercise of ISOs and NQOs under the 2004 Incentive Plan, the grant of other awards under the 2004 Incentive Plan, and the sale of shares of common stock acquired through exercise of Options or under a SAR, restricted stock award or other stock-based award.  The provisions summarized below are subject to changes in federal income tax laws and regulations, and the effects of such provisions relate only to individuals who are not dealers in securities or corporations or some other entity for federal income tax purposes.  The tax consequences will not be the same for all taxpayers and may vary with individual circumstances.  The following discussion necessarily condenses or eliminates many details that might adversely affect some taxpayers significantly.

Incentive Stock Options.  Options granted under the 2004 Incentive Plan may be “incentive stock options” under Section 422 of the Code.  The recipient of an ISO will not realize taxable income, and MathStar will not receive an income tax deduction, upon the grant or the exercise of an ISO.  Generally, if an optionee exercises an ISO at any time prior to three months after termination of the optionee’s employment and does not sell the shares acquired upon exercise of an ISO within the later of either (i) two years after the grant of the ISO or (ii) one year after the date of exercise of the ISO, the gain upon a subsequent sale of the shares will be taxed as long-term capital gain.  If the optionee does not satisfy these holding requirements and the optionee sells or disposes of the shares acquired upon exercise of an ISO, then the overall gain or loss on such sale or disposition is divided into compensation and capital elements.  The overall gain or loss is an amount equal to the difference between the sale price of the shares and the exercise price.  With respect to the compensation element, the optionee must recognize as ordinary compensation income upon such sale or disposition an amount equal to the difference between (a) the lower of (i) the fair market value of the shares at the date of the ISO exercise or (ii) the sale price of the shares, and (b) the exercise price.  MathStar would be entitled to a corresponding income tax deduction equal to the amount recognized as ordinary income by the optionee.  However, the optionee will not be subject to withholding on the compensation element.  With respect to the capital element, the optionee must recognize as capital gain or loss the difference between the overall gain (or loss) and the compensation element.  If the shares have been held for more than 12 months, then any such gain or loss will be long-term capital gain or loss.

Upon the exercise of an ISO, the excess of the stock’s fair market value on the date of exercise over the exercise price will be included in the optionee’s alternative minimum taxable income (“AMTI”) and may result in the imposition of alternative minimum tax on such AMTI.  Liability for the alternative minimum tax is complex and depends upon an individual’s overall tax situation.

Non-Qualified Stock Options.  Options granted under the Plan may be NQOs governed by Section 83 of the Code.  Generally, upon the grant of an NQO, neither MathStar nor the optionee will experience any tax consequences, unless the NQO has a readily ascertainable value.  Upon exercise of an NQO granted under the 2004 Incentive Plan, or upon the exercise of an Option initially intended to be an ISO that does not qualify for the tax treatment described above, the optionee will realize ordinary income in an amount equal to the excess of the fair market value of the shares of common stock received over the exercise price paid by the optionee with respect to such shares.  The amount recognized as ordinary income by the optionee will increase the optionee’s basis in the stock acquired upon the exercise of the NQO.  Optionees who are employees will be subject to withholding with respect to income recognized upon exercise of an NQO.  MathStar will be allowed a federal income tax deduction for the amount recognized as ordinary income by the optionee upon the optionee’s exercise of the NQO.  Upon a subsequent sale of the stock, the optionee will recognize short-term or long-term capital gain or loss depending upon the holding period for the stock and upon the stock’s subsequent appreciation or depreciation in value.

Stock Appreciation Rights.  The grant of a stock appreciation right under the 2004 Incentive Plan will not result in income for the participant or in a tax deduction for MathStar.  Upon the settlement of such a right, the participant will recognize ordinary income equal to the aggregate value of the payment received, and MathStar generally will be entitled to a tax deduction in the same amount.

Restricted Stock Awards.  Restricted stock awards are governed by Section 83 of the Code.  Generally, a participant recognizes no taxable income when he or she receives a restricted stock award under the 2004 Incentive Plan.  However, the participant generally will recognize ordinary income when the restrictions on such shares lapse in an amount equal to the excess of (a) the fair market value of such shares at the time the restrictions lapse, over (b) the price, if any, paid for such shares.  However, if the participant makes an election with respect to such shares under Section 83(b) of the Code not later than 30 days after the date shares are transferred to the participant pursuant to the award, the participant will recognize ordinary income at the time of the restricted stock award in an amount equal to the excess of (x) the fair market value of the shares covered by the award (determined without regard to any restriction other than a restriction which by its terms will never lapse) at the time of such award over (y) the price, if any, paid for such shares.  If, after the lapse of restrictions on his or her shares, the participant sells such shares, the difference, if any, between the amount realized from such sale and the tax basis of such shares to the holder will be taxed as long-term or short-term capital gain or loss, depending on the participant’s holding period for such shares and upon the shares’ subsequent appreciation or depreciation in value.

Other Awards.  In general, participants will recognize ordinary income upon the receipt of shares or cash with respect to other stock-based and cash-based awards granted under the 2004 Incentive Plan, and MathStar will become entitled to a deduction at such time equal to the amount of income recognized by the participant.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table contains certain information regarding the beneficial ownership as of March 1, 2007 of our common stock by (i) each person who is known by MathStar to own beneficially more than 5% of the outstanding shares of our common stock; (ii) each director and nominee for director of MathStar; (iii) each executive officer of MathStar named in the Summary Compensation Table set forth under the section of this proxy entitled “Executive Compensation;” and (iv) all current executive officers and directors as a group.  This information is based on information received from or on behalf of the named individuals.  Unless otherwise indicated, the address of each stockholder listed in the following table is c/o MathStar, Inc., 19075 N.W. Tanasbourne Drive, Suite 200, Hillsboro, Oregon 97124.

Name of Beneficial Owner	Number of Shares Beneficially Owned (1)		Percent of Shares Outstanding (2)
Douglas M. Pihl	1,404,501	(3)	6.7%
Benno G. Sand	78,335	(4)	*
Merrill A. McPeak	34,000	(5)	*
Morris Goodwin, Jr.	30,000	(6)	*
Michael O. Maerz	35,000	(7)	*
Daniel J. Sweeney	229,168	(8)	*
James W. Cruckshank	208,750	(9)	*
Ronald K. Bell	83,334	(10)	*
Timothy A. Teckman	170,834	(11)	*
Sean P. Riley	143,334	(12)	*
Glen R. Wiley	166,500	(13)	*

All current executive officers and directors as a group (11 persons) (14)	2,583,756	(15)	11.8%

*Less than one percent

(1)   Each person has sole voting and sole dispositive power with respect to all outstanding shares, except as noted.

(2)   Based on 20,931,890 shares outstanding as of March 1, 2007.  Such number does not include 5,325,614 shares of common stock issuable upon exercise of stock options and warrants outstanding as of March 1, 2007.  Each figure showing the percentage of outstanding shares owned beneficially has been calculated by treating as outstanding and owned the shares which could be purchased by the indicated person(s) on March 1, 2007 or within 60 days of March 1, 2007 upon the exercise of stock options and warrants.

(3)   Consists of 1,352,501 shares owned by only Mr. Pihl and 52,000 shares jointly owned by Mr. Pihl and his wife.  Does not include 128,168 shares and warrants to purchase 137,492 shares owned by Mr. Pihl’s wife of which Mr. Pihl disclaims beneficial ownership.  Mr. Pihl also disclaims beneficial ownership of 8,001 shares owned by irrevocable trusts for which Mr. Pihl was the grantor and another individual is the trustee.  Ms. Pihl disclaims beneficial ownership of the shares held only in Mr. Pihl’s name.

(4)   Consists of 13,334 outstanding shares, options to purchase 63,334 shares and warrants to purchase 1,667 shares.

(5)   Consists of 4,000 outstanding shares and options to purchase 30,000 shares.

(6)   Consists of options to purchase 30,000 shares.

(7)   Consists of options to purchase 35,000 shares.

(8)   Consists of 45,834 outstanding shares and options to purchase 183,334 shares.

(9)   Consists of 63,750 outstanding shares and options to purchase 145,000 shares.

(10) Consists of options to purchase 83,334 shares.

(11) Consists of 79,167 outstanding shares and options to purchase 91,667 shares.

(12) Consists of 43,334 outstanding shares and options to purchase 100,000 shares.

(13) Consists of 16,500 outstanding shares, options to purchase 120,000 shares and 30,000 shares subject to restricted stock awards over which Mr. Wiley has voting but not dispositive power.

(14) Consists of Messrs. Pihl, Sand, McPeak, Goodwin, Maerz, Sweeney, Cruckshank, Bell, Teckman, Riley and Wiley.

(15) Consists of 1,670,420 outstanding shares, options and warrants to purchase a total of 883,336 shares and 30,000 shares subject to restricted stock awards over which the executive officer owning such awards has voting but not dispositive power.

EXECUTIVE OFFICERS

The following table identifies our current executive officers, the positions they hold, and the month and year in which they began serving as an executive officer.  Our executive officers have been appointed by our board of directors to hold office until their successors are elected and qualified or their earlier death, resignation or removal.

Name	Age(1)	Current Position(s) with MathStar	Executive Officer Since
Douglas M. Pihl	67	Chairman of the Board, President and Chief Executive Officer	April 1997
Daniel J. Sweeney	48	Chief Operating Officer	March 2005
James W. Cruckshank	52	Vice President of Administration and Chief Financial Officer	June 2005
Ronald K. Bell	64	Chief Technology Officer	May 2003
Timothy A. Teckman	48	Vice President of Engineering	April 2005
Sean P. Riley	38	Vice President of Marketing	April 2005
Glen R. Wiley	56	Vice President of Sales	January 2006

(1) As of March 1, 2007.

Douglas M. Pihl.  For biographical information for Douglas M. Pihl, see “Election of Directors” above.

Daniel J. Sweeney has been Chief Operating Officer of MathStar since March 2005.  From June 1982 until June 2004, he was employed by Intel Corporation (NASDAQ: INTC), most recently as Marketing Manager of the WiMax Division from October 2003 to June 2004, General Manager of the Optical Platform Division from March 2001 to September 2003, and General Manager of the Home Network Division from November 1997 until March 2001.  Intel is the world’s largest semiconductor chip maker whose products include chips, boards and other semiconductor components that are the building blocks integral to computers, servers and networking and communications products.

James W. Cruckshank has served as Vice President of Administration and Chief Financial Officer of MathStar since June 2005.  Since November 2003, he has been a partner in Tatum CFO Partners LLP, a nationwide partnership that provides financial and information technology leadership.  Mr. Cruckshank continues to be a partner in Tatum, and we have entered into an agreement with Tatum to use its resources while Mr. Cruckshank remains an employee of ours and a partner in Tatum.  From March 2004 to April 2005, Mr. Cruckshank was Chief Financial Officer of Synetics Solutions, Inc.  From March 2000 to February 2004, he served as Chief Financial Officer for a number of companies, including construction, retail, and emerging technology companies.  From January 1999 to February 2000, Mr. Cruckshank was Vice President and Chief Financial Officer of Assisted Living Concepts, Inc., an operator of assisted living facilities.  Assisted Living Concepts, Inc. was a publicly-held company that voluntarily filed for bankruptcy protection in October 2001 under Chapter 11 of the United States Bankruptcy Code.  Assisted Living Concepts emerged from bankruptcy protection in January 2002.

Ronald K. Bell has been Chief Technology Officer of MathStar since May 2003.  From April 1999 until May 2003, Mr. Bell was an executive officer of Micro Linear Corporation (NASDAQ: MLIN), a developer of integrated circuits and modules designed to enable cost-effective, high-performance digital wireless communications and connectivity for a broad range of voice and data applications.  He was Chief Technology Officer of Micro Linear Corporation from October 2002 until May 2003, Senior Vice President of Engineering from May 2000 until October 2002, and Vice President, Communications from April 1999 until May 2000.  Mr. Bell also is a member of the Board of Trustees of the Wayne Brown Institute, a non-profit educational organization the purpose of which is to promote entrepreneurship.

Timothy A. Teckman has been the Vice President of Engineering of MathStar since April 2005.  From September 2003 until March 2005, he was Director of Engineering at Intel Corporation (NASDAQ: INTC), and from July 1999 until August 2003, he was General Manager of the Wireless Wide Area Networking Operation at Intel.

Sean P. Riley has been Vice President of Marketing of MathStar since April 2005 and Interim Vice President of Sales from September 6, 2005 to January 9, 2006.  From June 1992 to April 2005, he was employed by Intel Corporation (NASDAQ: INTC).  Most recently, Mr. Riley was Director of Strategic Marketing at Intel Corporation from May 2002 until April 2005 and General Manager, Enterprise Components Division from May 2000 until April 2002.

Glen R. Wiley has been Vice President of Sales of MathStar since January 2006.  From May 2004 until January 2006, he was the President and Chief Executive Officer of Advisor Plus, a consulting company focused on business development, sales organization analysis, coaching, training and positioning.  From January 2003 to May 2004, he was employed by Flextronics International Ltd. (NASDAQ: FLEX) as Vice President Applications Communication Sector.  Mr. Wiley was Vice President and General Manager, Digital ASIC Division, at Orbit Semiconductor, Inc. from April 1999 to January 2003 and Vice President of Worldwide Sales from January 1992 to January 1996.  Orbit Semiconductor, Inc. was a publicly-held company (NASDAQ: ORRA) until August 1996, when it was acquired by and became a wholly-owned subsidiary of The DII Group, Inc. (NASDAQ: DIIG).  The DII Group, Inc. was acquired by and became a wholly-owned subsidiary of Flextronics International Ltd. in April 2000.  From April 1997 to April 1999, Mr. Wiley was Vice President of Worldwide Sales of Pericom Semiconductor Corp. (NASDAQ: PSEM).

EXECUTIVE COMPENSATION

The following table sets forth information about compensation awarded, earned by or paid to our principal executive officer, principal financial officer and other executive officers for the year ended December 31, 2006.

Summary Compensation Table - 2006

Name and Principal Position	Year	Salary($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation($)(4)	All Other Compensation($)		Total($)
Douglas M. Pihl President and Chief Executive Officer	2006	$246,000	$—	$—	$—	$—	$28,866	(5)	$274,866
Daniel J. Sweeney Chief Operating Officer	2006	$180,000	$—	$416,437	$—	$34,875	$10,813	(6)	$642,125
James W. Cruckshank Vice President, Administration, and Chief Financial Officer	2006	$175,000	$—	$374,791	$—	$33,906	$7,111	(6)	$590,808
Ronald K. Bell Chief Technology Officer	2006	$240,000	$—	$100,779	$—	$—	$51,395	(7)	$392,174
Timothy A. Teckman Vice President of Engineering	2006	$150,000	$—	$458,080	$—	$23,250	$13,231	(6)	$644,561
Sean P. Riley Vice President of Marketing	2006	$170,000	$—	$416,437	$—	$25,188	$9,877	(6)	$621,502
Glen R. Wiley Vice President of Sales	2006	$143,370	$32,500	$167,252	$114,551	$93,641	$24,013	(8)	$575,327

(1)   Represents the guaranteed bonus payout to Mr. Wiley at the time of his hire.

(2)   The value of the stock awards is the amount of the awards that MathStar recognizes for financial reporting purposes under SFAS No. 123(R).  Refer to “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations — Critical Accounting Policies and Significant Judgments and Estimates — Stock-Based Compensation” in our Annual Report on Form 10-K for the year ended December 31, 2006 for discussion of the assumptions used in calculating the expense under SFAS No. 123(R).  This portion of the Annual Report on Form 10-K is included in our 2006 Annual Report to Stockholders.  The restricted stock awards were granted under our 2004 Incentive Plan.  The restricted stock awards will vest in January 2008 if the executive officer is then an employee of MathStar.  Any dividends we pay before the restricted stock awards vest will be paid on the stock subject to such awards.

(3)   The value of the option awards is the amount of the awards that MathStar recognizes for financial reporting purposes under SFAS No. 123(R).  Refer to “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations — Critical Accounting Policies and Significant Judgments and Estimates — Stock-Based Compensation” in our Annual Report on Form 10-K for the year ended December 31, 2006 for discussion of the assumptions used in calculating the expense under SFAS No. 123(R).  This portion of the Annual Report on Form 10-K is included in our 2006 Annual Report to Stockholders.

(4)   Represents bonuses earned in 2006 and paid in February 2007.  Bonuses earned for 2005 were paid in February 2006 and are not included in the Summary Compensation Table.

(5)   Consists of $8,374 in insurance premiums, $13,998 in relocation costs, and $6,494 for the gross-ups for tax payments related to relocation payments.

(6)   Consists of insurance premiums.

(7)   Consists of $11,542 in insurance premiums, $26,809 in relocation costs, and $13,044 for the gross-ups for tax payments related to relocation payments.

(8)   Consists of $10,941 in insurance premiums, a $12,650 cost of living adjustment and $422 in relocation costs.

The following table sets forth information about grants of awards to our executive officers during 2006:

GRANTS OF PLAN-BASED AWARDS – 2006

						All Other
					All Other Stock	Option Awards:
					Awards:	Number	Exercise
		Estimated Future Payouts			Number	of Securities	or Base Price	Stock Price at	Grant Date Fair
		Under Non-Equity			of Shares of	Under-	of Option	Market Close on	Value of Stock
	Grant	Incentive Plan Awards(2)			Stock	Lying	Awards	the day of Grant	and Option
Name	Date (1)	Threshold($)	Target($)	Maximum($)	or Units(#)	Options(#) (3)	($/Sh)	or Award	Awards(4)
Douglas M. Pihl		—	—	—	—	—	—	—	—

Daniel J. Sweeney		$0	$90,000	$90,000	—	—	—	—	—

James W. Cruckshank		$0	$87,500	$87,500	—	—	—	—	—

Ronald K. Bell		—	—	—	—	—	—	—	—

Timothy A. Teckman		$0	$60,000	$60,000	—	—	—	—	—

Sean P. Riley		$0	$65,000	$65,000	—	—	—	—	—

Glen R. Wiley		$0	$130,000	$130,000

	01/08/2006				60,000	—	—	$5.72	$343,200

	01/08/2006				—	120,000	$5.70	$5.72	$469,957

(1)   The grant date was the same as the approval date.

(2)   The amounts set forth in this column reflect the annual cash incentive compensation amounts that potentially could have been earned during 2006 based upon the achievement of performance goals under our non-equity incentive plan.  The amount of the bonuses as a percentage of salary was established at the time of hire.  The amounts of annual cash incentive compensation earned in 2006 by our named executives under the plan have been determined and were paid in February 2007.  The amounts paid are included in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.

(3)   The options granted to the executive officer named in the table vests and becomes exercisable as to 25% of the shares subject to the options on the first, second, third and fourth anniversary dates of the date of grant so long as each such individual is an employee of MathStar.  The exercise price is equal to the closing price of the common stock as quoted on The NASDAQ Global Market on the day before the date of grant.

(4)   Represents the full grant date fair value determined pursuant to SFAS No. 123(R) based on the number of shares subject to the restricted stock award and the option granted and the closing price of the common stock as quoted on The NASDAQ Global Market on the day before the date of grant, which was $5.70 per share.

The following table sets forth information about unexercised options and awards of restricted stock that had not vested and that were held at December 31, 2006 by the executive officers:

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END - 2006

	Option Awards					Stock Awards
	Number of	Number
	Securities	of Securities				Number of	Market Value
	Underlying	Underlying				Shares or Units	of Shares or
	Unexercised	Unexercised		Option	Option	of Stock That	Units of Stock
	Options(#)	Options(#)		Exercise	Expiration	Have Not	That Have Not
Name	Exercisable	Unexercisable		Price($)	Date	Vested(#)	Vested($)
Douglas M. Pihl	—	—		—		—	—

Daniel J. Sweeney	45,834	137,500	(1)	$4.80	3/16/2015	—	—

James W. Cruckshank	36,250	108,750	(2)	$6.30	6/19/2015	—	—

Ronald K. Bell	83,334	—		$4.89	5/31/2013	—	—

Timothy A. Teckman	22,917	68,750	(3)	$4.80	4/3/2015	—	—

Sean P. Riley	25,000	75,000	(4)	$4.80	4/24/2015	—	—

Glen R. Wiley	—	120,000	(5)	$5.70	1/8/2016	60,000	$259,800	(6)

(1)   The options vest as to 45,833 shares on each of March 16, 2007 and 2008 and as to 45,834 shares on March 16, 2009 if Mr. Sweeney is then an employee of MathStar.

(2)   The options vest as to 36,250 shares on each of June 19, 2007, 2008 and 2009 if Mr. Cruckshank is then an employee of MathStar.

(3)   The options vest as to 22,916 shares on April 3, 2007 and as to 22,917 shares on each of April 3, 2008 and 2009 if Mr. Teckman is then an employee of MathStar.

(4)   The options vest as to 25,000 shares on each of April 24, 2007, 2008 and 2009 if Mr. Riley is then an employee of MathStar.

(5)   The options vest as to 30,000 shares on each of January 8, 2007, 2008, 2009 and 2010 if Mr. Wiley is then an employee of MathStar.

(6)   The market value is computed by multiplying the $4.33 per share closing price of the stock on December 29, 2006 by the number of shares.

The following table sets forth information about each vesting of awards of restricted stock during 2006 held by the executive officers; no executive officers exercised any stock options in 2006:

OPTION EXERCISES AND STOCK VESTED - 2006

	Stock Awards
	Number of	Value
	Shares	Realized
	Acquired on	on
Name	Vesting(#)	Vesting($)(1)
Douglas M. Pihl	—	$—
Daniel J. Sweeney	83,334	$325,836
James W. Cruckshank	63,750	$249,263
Ronald K. Bell	20,167	$78,852
Timothy A. Teckman	91,667	$358,418
Sean P. Riley	83,334	$325,836
Glen R. Wiley	—	$—

(1)       Consists of the closing price of MathStar’s common stock on the vesting date as quoted on The NASDAQ Global Market multiplied by the number of shares acquired upon vesting.

Employee Benefit Plans

Stock Option Plans.  MathStar’s board of directors adopted the MathStar, Inc. 2000 Combined Incentive and Non-Statutory Stock Option Plan and the MathStar, Inc. 2002 Combined Incentive and Non-Statutory Stock Option Plan.  These stock option plans terminated on May 18, 2006.  However, their termination did not affect the options outstanding under the plans on May 18, 2006.  These stock option plans permitted our board of directors or a committee appointed by the board to grant stock options to employees, officers, board members, consultants and independent contractors of MathStar.  Stock options granted under the stock option plans could have been incentive stock options meeting the requirements of Section 422 of the Internal Revenue Code of 1986 or non-qualified options that did not meet the requirements of Section 422.  As of March 1, 2007, a total of 2,257,457shares were subject to outstanding stock options granted under these stock option plans.  These stock option plans were approved by MathStar’s board of directors and stockholders.

In the August 2001 merger of MathStar and Digital MediaCom, Inc., MathStar assumed all outstanding options to purchase Digital MediaCom common stock issued under the Digital MediaCom, Inc. 1999-2000 Stock Option Plan, consisting of options to purchase 744,076 shares of MathStar’s common stock based on the conversion ratio as provided in the merger agreement.  As of March 1, 2007, there were options to purchase 240,339shares of MathStar common stock outstanding under the Digital MediaCom plan.  The Digital MediaCom option plan permits the board or a committee appointed by the board to grant stock options to employees, directors, consultants and independent contractors.  Stock options granted under the Digital MediaCom option plan may be either incentive stock options or non-qualified options that do not meet the requirements of Section 422 of the Internal Revenue Code of 1986.  MathStar has terminated the Digital MediaCom stock option plan except with respect to the stock options outstanding under the plan at the time of termination.

2004 Amended and Restated Long-Term Incentive Plan.  Our 2004 Incentive Plan allows our board of directors or a committee of the board to grant awards to employees, independent contractors, and other service providers to MathStar or any parent or subsidiary of MathStar.  The awards may take the form of qualified or non-qualified options, stock appreciation rights, shares of restricted stock, other stock-based awards or cash-based awards.  A total of 1,633,334 shares of common stock has been reserved for issuance under the 2004 Incentive Plan.  It terminates on October 7, 2014 or such earlier date as the board determines, and no awards may be granted under it after that date.  However, its termination will not affect awards then outstanding under the 2004 Incentive Plan.  The 2004 Incentive Plan is described in the section of this proxy statement entitled “Proposal 2 – Approval of Amendments to MathStar, Inc. 2004 Amended and Restated Long-Term Incentive Plan.”

As of March 1, 2007, the options outstanding under the MathStar 2000 and 2002 stock option plans, the 2004 Incentive Plan and the Digital MediaCom, Inc. 1999-2000 Stock Option Plan had an average weighted exercise price of $5.44 per share.

Variable Compensation Plans.  We enter into variable compensation plans with eligible employees selected by our management and human resources personnel based on the employees’ responsibility for account and territory management, support of pre- and post-design win activity, achievement of sales revenue goals, negotiating and closing sales commitments and support for strategic initiatives.  We enter into the plans annually.  The term of the 2006 plans was from April 1, 2006 through December 31, 2006, and the term of the 2005 plans was from March 1, 2005 through March 31, 2006.  The compensation we pay under the plans is in addition to the eligible employees’ salaries and is calculated based on the combination of net eligible sales earned and design wins.  Glen R. Wiley is the only executive officer covered by a variable compensation plan in 2006, and the amount he earned under the plan for 2006 is included in the Summary Compensation Table.

Retirement Savings Plan.  MathStar maintains the MathStar, Inc. 401(k) Profit Sharing Plan (the “401(k) Plan”), which is intended to qualify under Section 401(k) of the Internal Revenue Code of 1986.  The 401(k) Plan covers substantially all employees.  Each employee may elect to contribute to the 401(k) Plan through payroll deductions of up to 85% of his or her salary, subject to certain limitations.  At the discretion of the board of directors, MathStar may make matching contributions equal to a percentage of the salary reduction contributions or other discretionary amounts.  MathStar paid no matching contributions in 2006, 2005 or 2004.

Compensation Discussion and Analysis

General Philosophy.  We strive to compensate our senior management team through a combination of base salary, bonus and equity compensation designed to be competitive with comparable employers and to align management’s behavior and objectives with the long-term interests of our stockholders.  Our compensation setting process consists of establishing targeted overall compensation for each senior manager and then allocating that compensation among base salary and incentive compensation.  For the Chief Executive Officer, Chief Operating Officer and Chief Financial Officer, we design the incentive compensation to reward company-wide performance through tying awards primarily to revenue growth.  Incentive compensation for our Vice President of Sales is based solely on meeting certain design win and revenue targets.   For other executive officers, we design the incentive compensation to reward the achievement of both specific operational goals and company-wide performance.

Targeted Overall Compensation.  As a result of where our company is in its development, it is difficult to find comparable companies from which to obtain compensation data to develop our compensation program.  A review of the data that is currently available from other fabless semiconductor companies indicates that our senior management’s compensation is in the lowest quartile.  To date, we have not retained any consulting firms to assist us in determining executive compensation.

We established the targeted overall compensation of our Chief Executive Officer for 2007 at $330,000.  This amount consists of base salary of $220,000 and a potential bonus of up to $110,000.  The 2007 base compensation is $26,000 lower than in 2006. Our Chief Executive Officer will be eligible for incentive compensation for the first time in 2007.

We set the targeted compensation for our Chief Operating Officer for 2007 at $270,000.  This amount consists of base salary of $180,000 and a potential bonus of up to $90,000.  We set the targeted compensation for our Chief Financial Officer for 2007 at $262,500.  This amount consists of base salary of $175,000 and a potential bonus of up to $87,500.  Targeted compensation for 2007 for both our Chief Operating Officer and Chief Financial Officer are unchanged from 2006.

For 2007, targeted bonuses for our Chief Executive Officer, Chief Operating Officer and Chief Financial Officer are based 70% on achieving certain revenue goals and 30% on achievement of both specific operational goals and company-wide performance goals.

Targeted compensation for 2007 for our Chief Executive Officer, Chief Operating Officer and Chief Financial Officer currently does not include any equity incentive compensation, as there are no shares available under our 2004 Incentive Plan.  If our stockholders approve our proposed increase in shares available in our 2004 Incentive Plan, in 2007 we plan to include equity incentive compensation in the form of options.

Allocation Among Components.  Under our current compensation structure for 2007, the mix of base salary, bonus and equity compensation varies depending upon level:

	Base Salary	Bonus Target	Equity Target
Chief Executive Officer, Chief Operating Officer and Chief Financial Officer	67%	33%	—
Chief Technology Officer	100%	—	—
Vice Presidents	50% to 75%	25% to 50%	—

If our stockholders approve the increase in shares available under our 2004 Incentive Plan, it is our intent in 2007 to adjust the allocation among components of compensation to the following:

	Base Salary	Bonus Target	Equity Target
Chief Executive Officer, Chief Operating Officer and Chief Financial Officer	40% to 45%	20%	35% to 40%
Chief Technology Officer	100%	—	—
Vice Presidents	45% to 50%	20% to 40%	15% to 30%

We believe that by allocating compensation among the three components, it will align senior management’s total compensation with the long-term interests of our stockholders.  Neither the company nor the Compensation Committee has adopted any policies for allocating compensation between long-term and currently paid-out compensation, between cash and non-cash compensation, or among different forms of non-cash compensation.

Base Salaries.  We want to provide members of our senior management with a level of cash compensation that recognizes their contributions to the business and is competitive in the marketplace.  However, as a result of where we are in our development, salaries for all of our senior executives have remained unchanged since 2005, except for the reduction of our Chief Executive Officer’s salary in 2007 to $220,000 from $246,000.  Our Chief Executive Officer’s salary reduction in 2007 is a result of his being eligible for a bonus in 2007 for the first time.  Base salaries were established on the date of hire by negotiation with the individual officer and available market data.  The role of our Chief Technology Officer is to help create our technology road map and is not related to current operations, and therefore his compensation consists solely of base salary.

Bonuses.  Our practice is to award cash bonuses based on annual performance objectives.  For 2007, our Chief Executive Officer’s compensation will include, for the first time, the opportunity to earn a cash bonus.  Bonuses for 2007 for our Chief Executive Officer, Chief Operating Officer and Chief Financial Officer are based 70% on the company achieving certain revenue goals and 30% on the achievement of both specific operational goals and company-wide performance goals.  The bonus for our Vice President of Sales is based entirely on achieving certain design win and revenue goals.  The cash bonuses for our other senior executives are based on the achievement of both specific operational goals and company-wide performance goals.  For 2006, cash bonuses for our senior executives, excluding our Vice President of Sales, were based on specific and company-wide performance goals.  The payout for 2006 was

38% of targeted bonus.  The bonus for our Vice President of Sales for 2006 was fully paid out based on a guaranteed portion and achieving certain operational goals and design win targets.

Equity Compensation.  Historically, the equity compensation for senior executives has been in the form of a combination of stock options and restricted stock grants awarded upon the commencement of employment.  However, as described above, our Chief Executive Officer’s compensation has never included any equity compensation.  In 2007 and going forward, it is our intention to make long-term equity incentive compensation in the form of stock options a larger component of overall compensation.  This is, however, subject to our stockholders approving an increase in the number of shares subject to our 2004 Incentive Plan.

Accounting and Tax Treatment.  We account for equity-based compensation paid to employees under Statement of Financial Accounting Standard No. 123(R) promulgated by the Financial Accounting Standards Board, which requires us to estimate and record an expense over the service period of the award.  Thus, we may record an expense in one year for awards granted in earlier years.  Accounting rules also require us to record cash compensation as an expense at the time the obligation is accrued.

With respect to equity compensation awards, we generally can deduct the gain recognized by employees from nonqualified options.  However, to the extent that an option is an incentive stock option, we cannot deduct the gain recognized by the optionee if there is no disqualifying disposition by the optionee.  In addition, if we grant restricted stock awards or restricted stock units that are not subject to performance vesting, they may not be fully deductible by us at the time the award is taxable to the employee.

Section 162(m) of the Internal Revenue Code of 1986 generally disallows a tax deduction to a public company for compensation in excess of $1 million paid to the company’s chief executive officer and four other most highly-paid executive officers.  Qualifying performance-based compensation will not be subject to the deduction limitation if certain requirements are met.  Because the potential amount of base salary and non-equity-based incentive compensation that the executive officers can earn is less than $1 million, Section 162(m) has not been material to our compensation decisions.

Benefits Payable upon Severance or Change in Control.  Our Vice President of Marketing has a severance benefit equal to four months’ salary and benefits.  The severance is due in the event of a non-voluntary termination not for cause.  As of December 31, 2006, the estimated payment based on the terms outlined in the officer’s offer letter would have provided for a single lump sum payment of approximately $60,000 before taxes.  None of our other senior executives has any benefits payable upon severance or a change in control.

Retirement Benefits.  The company maintains the 401(k) Plan and may match employee contributions to the 401(k) Plan at its discretion.  To date, the company has not matched any employee contributions and does not have plans to do so through 2008.

Perquisites and Other Benefits.  The company does not currently provide senior executives any perquisites.  Any benefits that we have provided only to executive officers are usually directly related to unique features of that executive’s position.  In 2006, the company supplied the Vice President of Sales a cost of living allowance and the Chief Executive Officer, Chief Technology Officer and Vice President of Sales with monetary amount for executive relocation as well of gross-ups for tax payments related to their relocation.  These amounts are included in the Summary Compensation Table elsewhere in this proxy statement.  Senior management participates in the Company’s other benefit plans on the same basis as other employees.  These plans include medical and dental insurance, life insurance, accidental death and dismemberment and short and long-term disability insurance.

The company does not provide pension arrangements, post-retirement health coverage or similar benefits for our executives or employees.

Compensation Committee and Board Process.  The Compensation Committee of the board of directors approves all compensation and awards to executive officers, which include the Chief Executive

Officer, Chief Operating Officer and Chief Financial Officer.  The Compensation Committee reviews the performance and compensation of the Chief Executive Officer, Chief Operating Officer and Chief Financial Officer and, following discussions with those individuals, establishes their compensation levels.  For the remaining executive officers (Chief Technology Officer and three vice presidents), the Chief Executive Officer makes recommendations to the Compensation Committee that generally, with minor adjustments, are approved.  With respect to equity compensation awarded to others under the 2004 Incentive Plan, the Compensation Committee has delegated limited granting authority to a committee consisting of the Chief Executive Officer, Chief Operating Officer and Chief Financial Officer, which determines the numbers of shares and other terms of the awards subject to pre-approved guidelines.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table summarizes equity securities authorized for issuance under our equity compensation plans as of December 31, 2006:

Number of securities
	Number of		remaining available for
	securities to be	Weighted	future issuance under
	issued upon	average	equity compensation
	exercise of	exercise price of	plans (excluding
	outstanding	outstanding	securities reflected in
	options, warrants	options, warrants	first
Plan Category	and rights	and rights	column)
Equity compensation plans approved by stockholders(1)	2,238,457	$5.46	279,597

Equity compensation plans not approved by stockholders	—	—	—

Total	2,238,457		279,597

(1) Consists of the 2004 Incentive Plan, the 2002 and 2000 Combined Incentive and Non-Statutory Stock Option Plans and the Digital MediaCom, Inc. 1999-2000 Stock Option Plan.

POLICY AND PROCEDURES WITH RESPECT TO

RELATED PERSON TRANSACTIONS

In March 2007, our board of directors adopted our written Policy and Procedures with Respect to Related Person Transactions, which the Audit Committee oversees.  Under the policy, a “related person transaction” is a transaction, arrangement or relationship in which MathStar was, is or will be a participant and the amount involved exceeds $120,000, and in which any “related person” had, has or will have a direct or indirect material interest.  The policy defines a “related person” as follows:

•      any person who is, or at any time since the beginning of MathStar’s last fiscal year was, a director or executive officer of MathStar or a nominee to become a director of MathStar;

•      any person who is known to be the beneficial owner of more than 5% of any class of the MathStar’s voting securities;

•      any immediate family member of any of the foregoing persons; and

•      any firm, corporation or other entity in which any of the foregoing persons is employed or is a principal or partner or in a similar position or in which such person has a beneficial ownership interest.

Under the policy, the related person; the director, executive officer or beneficial owner who is an immediate family member of the related person; or the head of the business unit that is responsible for a potential related person transaction must notify MathStar’s Chief Financial Officer of the facts and circumstances involved in the potential related person transaction.  If the Chief Financial Officer determines that the transaction is a related person transaction, he must submit it to the Audit Committee or the Chair of the Audit Committee for review and, if appropriate, approval.  The policy provides that, on an annual basis, the Audit Committee shall review any previously approved related person transaction that is ongoing.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN
COMPENSATION DECISIONS

During 2006, none of our executive officers served as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our board or Compensation Committee.

Throughout 2006, the Compensation Committee consisted of Merrill A. McPeak (chairperson), Benno G. Sand and Morris Goodwin, Jr., all of whom are non-employee directors of MathStar.

COMPENSATION COMMITTEE REPORT

This section shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, is not subject to the liabilities of Section 18 of the Securities Exchange Act of 1934 and is not to be incorporated by reference into any filing of MathStar under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of the date or any other general incorporation language in such filing.

The Compensation Committee has reviewed and discussed the section of this proxy statement entitled “Executive Compensation – Compensation Discussion and Analysis” with management.  Based on such review and discussions, the Compensation Committee recommended to the Company’s board of directors that the Compensation Discussion and Analysis be included in this proxy statement.

2006 Compensation Committee

Merrill A. McPeak, Chairman

Morris Goodwin, Jr.

Benno G. Sand

AUDIT COMMITTEE REPORT

This section shall not be deemed to be “soliciting material,” or to be “filed” with the Securities and Exchange Commission, is not subject to the liabilities of Section 18 of the Securities Exchange Act of 1934 and is not to be incorporated by reference into any filing of MathStar under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of date or any other general incorporation language in such filing.

Management is responsible for MathStar’s financial reporting process, including the system of internal controls, and for preparing MathStar’s financial statements in accordance with accounting principles generally accepted in the United States of America.  Our independent registered public accounting firm is responsible for auditing those financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.  The Audit Committee’s responsibility is to monitor and review these processes.  The members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by MathStar’s management and the independent registered public accounting firm.

The Audit Committee, consisting of Benno G. Sand (chairman), Merrill A. McPeak and Morris Goodwin, Jr., held four meetings in 2006 and acted by written action three times.  The meetings were designed to, among other things, facilitate and encourage communication among the Audit Committee, management and MathStar’s independent registered public accounting firm, PricewaterhouseCoopers LLP.  The Audit Committee discussed with PricewaterhouseCoopers LLP the overall scope and plans for its audits.  The Audit Committee met with PricewaterhouseCoopers LLP, with and without management present, to discuss the results of its examinations and its evaluations of MathStar’s system of internal controls.

During the meetings held in 2006, the Audit Committee reviewed and discussed, among other things:

•      issues regarding the material weakness matter noted during the 2004 and 2005 audits;

•      new requirements and responsibilities for audit committees;

•      MathStar’s significant policies for accounting and financial reporting and the status and anticipated effects of changes in those policies, including revenue recognition;

•      the adequacy and effectiveness of MathStar’s internal control policies and procedures;

•      the quarterly and annual procedures performed by PricewaterhouseCoopers LLP;

•      the quarterly financial statements and Quarterly Reports on Form 10-Q filed with the SEC; and

•      other matters concerning MathStar’s accounting, financial reporting and internal controls.

In February and March 2007, the Audit Committee reviewed and discussed the 2006 financial statements with management and PricewaterhouseCoopers LLP.  Specifically, the Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by Statements on Auditing Standards No. 61 and 90 (Communications with Audit Committees).  At that time, PricewaterhouseCoopers LLP presented to the Audit Committee a letter certifying its independence from MathStar in accordance with Independence Standards Board (ISB) Standard No. 1.  In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from management and MathStar, including the matters covered by the letter to MathStar from the independent registered public accounting firm required by Independence Standards Board Standard No. 1.

In March 2007, the Audit Committee reviewed MathStar’s audited financial statements and notes to financial statements for inclusion in MathStar’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006.  Based on this review and prior discussions with management and the independent registered public accounting firm, the Audit Committee recommended to the board that MathStar’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2006 for filing with the SEC.

Audit Committee

Benno G. Sand, Chairman

Merrill A. McPeak

Morris Goodwin

PROPOSAL 3

RATIFICATION OF APPOINTMENT

OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed PricewaterhouseCoopers LLP to serve as our independent registered public accounting firm for the year ending December 31, 2007.  PricewaterhouseCoopers LLP has served as our independent registered public accounting firm since March 2001.  Representatives of PricewaterhouseCoopers LLP are expected to attend the Annual Meeting.  These representatives will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

The affirmative vote of a majority of the shares of common stock of MathStar represented at the Annual Meeting either in person or by proxy, assuming a quorum is present, is required to ratify the appointment by the Audit Committee of the board of directors of PricewaterhouseCoopers LLP as MathStar’s independent registered public accounting firm for the year ending December 31, 2007.  If the stockholders do not approve the appointment of PricewaterhouseCoopers LLP, the Audit Committee will reconsider its decision.

The board of directors recommends that the stockholders vote for the ratification of the appointment of PricewaterhouseCoopers LLP as MathStar’s independent registered public accounting firm for the year ending December 31, 2007.

Audit and Other Professional Fees

The aggregate fees billed for professional services rendered by PricewaterhouseCoopers LLP for the audit of MathStar’s annual financial statements for MathStar’s last two fiscal years and fees billed for other services rendered by PricewaterhouseCoopers LLP during those years are set forth in the following table:

		% Pre-		% Pre-
		approved by		approved by
		Audit		Audit
	2005	Committee	2006	Committee
Audit fees	$478,426	100%	$295,497	100%
Audit-related fees	—	—
Tax fees	—	—
All other fees	1,500	100%	1,500	100%
Total	$479,926		$296,997

Pre-Approval Policies

As provided in the Audit Committee Charter, all audit and non-audit services performed by PricewaterhouseCoopers LLP, and all audit services performed by other independent registered public accounting firms, are pre-approved by the Audit Committee.  These services include, but are not limited to, the annual financial statement audit, reviews of quarterly financial statements, compliance with the Sarbanes-Oxley Act of 2002, tax compliance assistance and tax consulting and assistance.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers and persons who own more than 10% of the outstanding shares of our common stock to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of shares of our common stock and other equity securities.  To the best of our knowledge, based solely on our review of the copies of such reports furnished to us or otherwise in our files and on written representations from our directors and executive officers, our executive officers and directors and persons who own more than 10% of our common stock complied with all applicable Section 16(a) filing requirements during 2005.

STOCKHOLDER PROPOSALS FOR 2008 ANNUAL MEETING OF STOCKHOLDERS

To be included in our proxy statement for the 2008 annual meeting of stockholders, stockholder proposals must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934 and be received by our Corporate Secretary no later than December 18, 2007 (120 days before the first anniversary date of the mailing of our proxy statement for this year’s Annual Meeting).

Pursuant to Rule 14a-4 under the Securities Exchange Act of 1934, if a stockholder fails to notify MathStar of a proposal before March 2, 2008 (45 days before the first anniversary date of the mailing of our proxy statement for this year’s Annual Meeting), such notice will be considered untimely, and management proxies may use their discretionary voting authority to vote on any such proposal.

AVAILABLE INFORMATION

Any person whose proxy is solicited by this proxy statement will be provided, upon request, with an additional copy, without charge, of our 2006 Annual Report on Form 10-K.  If you would like additional copies of our 2006 Annual Report on Form 10-K, please contact James W. Cruckshank at (503) 726-5500.

By Order of the Board of Directors:

/s/James W. Cruckshank

James W. Cruckshank

Corporate Secretary

Dated: April 15, 2007

Appendix A

MATHSTAR, INC.

AMENDED AND RESTATED

2004 LONG-TERM INCENTIVE PLAN

Effective Date:  October 8, 2004

MATHSTAR, INC.

AMENDED AND RESTATED

2004 LONG-TERM INCENTIVE PLAN

Table of Contents

Section

1.	Purpose of the Plan

2.	Definitions

3.	Shares Subject to the Plan

4.	Administration

5.	Term of Plan

6.	Terms and Conditions of Qualified Options

7.	Terms and Conditions of Non-Qualified Options

8.	Automatic Grants of Director Options to Non-employee Directors

9.	Terms and Conditions of Stock Appreciation Rights

10.	Awards of Restricted Stock

11.	Other Awards

12.	Performance-Based Awards

13.	Adjustments Upon Certain Events

14.	Shares Acquired for Investment

15.	No Right to Employment, Service as a Director or Awards

16.	Other Benefit and Compensation Programs

17.	Successors and Assigns

18.	Nontransferability of Awards; Designation of Beneficiary

19.	Amendments or Termination

20.	International Participants

21.	General

22.	Effective Date

ii

MATHSTAR, INC.

AMENDED AND RESTATED

2004 LONG-TERM INCENTIVE PLAN

1.             Purpose of the Plan

The purpose of the Plan is to aid the Company and its Affiliates in recruiting and retaining employees, directors, independent contractors and other service providers to the Company and to motivate such employees, directors, independent contractors and other service providers to exert their best efforts on behalf of the Company and its Affiliates by providing incentives through the granting of Awards. The Company expects that it will benefit from the stock ownership opportunities and other benefits provided to such Participants under this Plan to encourage alignment of their interest in the Company’s success with that of other stakeholders.

2.             Definitions

The following capitalized terms used in the Plan have the respective meanings set forth in this Section; other terms are defined elsewhere in the Plan:

(a)           “Affiliate” means a Parent or Subsidiary.

(b)           “Award” means an Option, Stock Appreciation Right, Share of Restricted Stock, Other Stock-Based Award or Other Cash-Based Award granted pursuant to the Plan.

(c)           “Board” means the Board of Directors of the Company.

(d)           “Code” means the Internal Revenue Code of 1986, as amended, or any successor thereto.

(e)           “Committee” means the Compensation Committee of the Board or, if the Board has not appointed a separate Compensation Committee, the entire Board.

(f)            “Common Stock” means the Company’s common stock, $0.01 par value per share.

(g)           “Company” means MathStar, Inc., a Minnesota corporation.

(h)           “Director” means a member of the Board of Directors of the Company.

(i)            “Director Option” means a Non-Qualified Option granted to a Director to a Director pursuant to Section 8.

(j)            “Effective Date” means the earlier of the date the Company’s initial public offering is declared effective by the Securities and Exchange Commission or December 31, 2005.

(k)           “Employee” means any person, including officers and Directors, employed by the Company or any Subsidiary.  The payment to a Director by the Company of directors’ fees shall not be sufficient to constitute employment by the Company.

(l)            “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(m)          “Exercise Price” means the purchase price per Share under the terms of an Option.

(n)           “Fair Market Value” means, on a given date, (i) if the Common Stock is listed or admitted to unlisted trading privileges on any national securities exchange, the average of the closing sales prices of the Common Stock on the end of any day on all national securities exchanges on which the Common Stock may at the time be listed or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day or, (ii) if the Common Stock is not so listed or admitted but transactions in the Common Stock are reported on The NASDAQ Stock Market, the closing price quoted on The NASDAQ Stock Market on such day, or (iii) if the Common Stock is not so listed or admitted to unlisted trading privileges or quoted on The NASDAQ Stock Market, and bid and asked prices therefor in the domestic over-the-counter market are reported by Pink Sheets LLC (or any comparable reporting service), the average of the closing bid and asked prices on such day as reported by Pink Sheets LLC (or any comparable reporting service), or (iv) if the Common Stock is not listed on any national securities exchange or quoted on The NASDAQ Stock Market or in the domestic over-the-counter market, the fair value of the Common Stock determined by the Committee in good faith in the exercise of its reasonable discretion.

(o)           “Non-employee Director” means a Director who is not an Employee of the Company.

(p)           “Non-Qualified Option” means a stock option granted pursuant to Section 7 that does not qualify as an incentive stock option as defined in Section 422 of the Code.

(q)           “Option” means a Qualified Option or a Non-Qualified Option (including a Director Option).

(r)            “Other Stock-Based Awards” means Awards granted pursuant to Section 11(a) or Section 12.

(s)           “Other Cash-Based Awards” means Awards granted pursuant to Section 11(b) or Section 12.

(t)            “Parent” means any “parent corporation” of the Company, as such term is defined in Section 424(e) of the Code or any successor provision.  The term shall include any Parent which becomes such after adoption of the Plan.

(u)           “Participant” means an employee of the Company or an Affiliate who is selected by the Committee to participate in the Plan; a Director of the Company who receives Director Options or other Awards under the Plan; or any consultant, agent, advisor or independent contractor who is selected by the Committee to participate in the Plan and who renders bona fide services to the Company or an Affiliate that (i) are not in connection with the offer and sale of the Company’s

2

securities in a capital-raising transaction and (ii) do not directly or indirectly promote or maintain a market for the Company’s securities.  Except where the context otherwise requires, references in this Plan to “employment” and related terms shall apply to services in any such capacity.

(v)           “Performance-Based Awards” means Options, Awards of Restricted Stock, Other Stock-Based Awards and Other Cash-Based Awards granted pursuant to Section 12.

(w)          “Performance-Based Full-Value Awards” means all Performance-Based Awards other than Options and Stock Appreciation Rights.

(x)            “Plan” means this MathStar, Inc. 2004 Long-Term Incentive Plan, as amended or supplemented from time to time.

(y)           “Qualified Option” means a stock option granted pursuant to Section 6 that is intended to qualify as an incentive stock option under Section 422 of the Code.

(z)            “Restricted Stock” means any shares of Common Stock granted under Section 10.

(aa)         “Stock Appreciation Right” means a stock appreciation right granted pursuant to Section 9.

(bb)         “Subsidiary” means any “subsidiary corporation” of the Company, as such term is defined in Section 424(f) of the Code.  The term shall include any Subsidiary which becomes such after adoption of the Plan.

(cc)         “Tenure-Based Full-Value Awards” means Awards other than Options and Stock Appreciation Rights that are not Performance-Based Awards.

3.             Shares Subject to the Plan

The total number of shares of Common Stock which may be issued under the Plan is 3,000,000 shares.  The full number of shares of Common Stock available under the Plan may be used for any Option or other type of Award.  The aggregate number of shares of Common Stock available under the Plan shall be subject to adjustment upon the occurrence of any of the events and in the manner set forth in Section 13.  If all or any potion of an Option or Stock Appreciation Right expires or is terminated, surrendered or cancelled without having been fully exercised, if Restricted Stock is forfeited, or if any other grant of an Award results in any shares of Common Stock not being issued, the shares of Common Stock covered by such Award shall again be available for the grant of Awards under the Plan.  Any shares of Common Stock which are used as full or partial payment to the Company upon exercise of an Option or for any other Award that requires a payment to the Company and any shares surrendered or withheld to pay employment taxes or other withholding obligations also shall be available for the grant of Awards under the Plan.  The issuance of shares of Common Stock upon the exercise or satisfaction of an Award shall reduce the total number of shares of Common Stock available under the Plan.  No fractional shares of Common Stock will be issued under the Plan, but instead any fractional Share will be rounded downward to the next lowest whole

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Share.

4.             Administration

(a)           Delegation of Authority.  The Plan shall be administered by the Committee.  The Committee shall consist of the Board, unless the Board appoints a Committee consisting of at least two but fewer than all the members of the Board.  If the Committee does not consist of the entire Board, the Committee’s members shall serve at the pleasure of the Board, which may from time to time appoint members in substitution for members previously appointed and fill vacancies, however caused, in the Committee.  The Committee may select one of its members as its Chairperson and shall hold its meetings at such times and places as it may determine.  A majority of the Committee’s members shall constitute a quorum.  All determinations of the Committee made at a meeting in which a quorum is present shall be made by a majority of its members present at the meeting.  Any decision or determination of the Committee reduced to writing and signed by a majority of the members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held.

(b)           Authority of Committee.  The Committee shall have exclusive power to make Awards and to determine when and to whom Awards shall be granted, and the form, amount and other terms and conditions of each Award, subject to the provisions of this Plan and any applicable law or regulation.  The Committee may determine whether, to what extent and under what circumstances Awards may be settled, paid or exercised in cash, shares of Common Stock or other Awards or other property, or cancelled, forfeited or suspended.  The Committee shall have the authority to interpret this Plan and any Award or agreement made under this Plan, to establish, amend, waive and rescind any rules and regulations relating to the administration of this Plan, to determine the terms and provisions of any agreements entered into hereunder (not inconsistent with this Plan), and to make all other determinations necessary or advisable for the administration of this Plan.  The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any Award or agreement in the manner and to the extent it shall deem desirable.  The determinations of the Committee in the administration of this Plan, as described herein, shall be final, binding and conclusive.

(c)           Indemnification.  To the full extent permitted by law, each member and former member of the Committee and each person to whom the Committee delegates or has delegated authority under this Plan shall be entitled to indemnification by the Company against and from any loss, liability, judgment, damages, cost and reasonable expense incurred by such member, former member or other person by reason of any action taken, failure to act or determination made in good faith under or with respect to this Plan.

(d)           Tax Withholding.  The Committee shall have the right to require payment by a Participant of any amount it may determine to be necessary to withhold for federal, state, local, non-U.S. income, payroll or other taxes as a result of the exercise, grant or vesting of an Award.  With the consent of the Committee, the Participant may pay a portion or all of such withholding taxes by delivering

4

shares of Common Stock to the Company or having the Company withhold shares of Common Stock with a Fair Market Value or cash equal to the amount of such taxes that would have otherwise been payable by the Participant.

(e)           Deferral.  In the discretion of the Committee, in accordance with any procedures established by the Committee and consistent with the provisions of Section 162(m) of the Code when applied to Participants who may be “covered employees” thereunder, a Participant may be permitted to defer the issuance of shares of Common Stock or cash deliverable upon the exercise of an Option or Stock Appreciation Right, vesting of Restricted Stock, or satisfaction of Other Stock-Based Awards or Other Cash-Based Awards, for a specified period or until a specified date, but not beyond the expiration of the term of such Option, Stock Appreciation Right, Restricted Stock grant, or other Award.

(f)            Dividends or Dividend Equivalents.  If the Committee so determines, any Award granted under the Plan may be credited with dividends or dividend equivalents paid with respect to any underlying shares of Common Stock.  The Committee may apply any restrictions to the dividends or dividend equivalents that the Committee deems appropriate and may determine the form of payment, including cash, shares of Common Stock, Restricted Stock or otherwise.

5.             Term of Plan

This Plan shall commence on October 8, 2004 (the “Effective Date”) and shall terminate on October 7, 2014 or at such earlier date as the Board of Directors shall determine.  The termination of this Plan shall not affect any Awards then outstanding under the Plan.  No Award may be granted under the Plan after October 7, 2014.

6.             Terms and Conditions of Qualified Options

Options granted under the Plan may be Qualified Options.  When the Committee approves a grant of a Qualified Option to a Participant, it shall prepare or cause to be prepared an option agreement (“Qualified Option Agreement”) setting forth the terms of the Qualified Option, and such Qualified Option Agreement shall be signed on behalf of the Company and by the Participant.  Qualified Options granted under this Plan shall be subject to the foregoing and to the following terms and conditions and to such other terms and conditions, not inconsistent therewith, as the Committee shall determine:

(a)           Number of Shares and Exercise Price.  The Qualified Option Agreement shall state the total number of shares of Common Stock subject to the Qualified Option it evidences, the Exercise Price per share of Common Stock and the other terms of the Qualified Option.  The number of shares of Common Stock subject to the Qualified Option and the Exercise Price shall be adjustable as provided in Section 12(a) of this Plan.

(b)           Exercisability; Term.  Qualified Options granted under the Plan shall be exercisable at such time(s) and upon such terms and conditions as may be determined by the Committee.  However, subject to Section 6(l), a Qualified Option shall not be exercisable more than ten (10) years after the date it is granted.  The period during which a Qualified Option may be exercised once it is

5

granted may not be reduced, except as provided in Sections 6(e), (f) and (g) of this Plan.

(c)           Exercise of Qualified Options. Except as otherwise provided in the applicable Qualified Option Agreement, a Qualified Option may be exercised for all, or from time to time any part, of the shares of Common Stock for which it is then exercisable.  For purposes of this Section 6, the exercise date of a Qualified Option shall be the date a written notice of exercise and full payment of the purchase price are received by the Company in accordance with this Section 6(c) and Section 6(d) below.  The purchase price for the shares of Common Stock as to which a Qualified Option is exercised shall be paid to the Company in cash or its equivalent, such as by check or wire transfer, or, if provided in the Qualified Option Agreement or with the consent of the Committee:  (i) in shares of Common Stock having a Fair Market Value equal to the aggregate Exercise Price of the shares of Common Stock being purchased and satisfying such other requirements as may be imposed by the Committee; provided, that such shares were then purchased on the open market or have been held by the Participant for at least six months (or such other period as established from time to time by the Committee in order to avoid adverse accounting treatment under generally accepted accounting principles); (ii) partly in cash and partly in such shares; or (iii) if there is a public market for the shares of Common Stock at such time, through the delivery of irrevocable instructions to a broker to sell shares of Common Stock obtained upon the exercise of the Qualified Option and to deliver promptly to the Company an amount out of the proceeds of such sale equal to the aggregate Exercise Price for the shares being purchased.

(d)           Manner of Exercise of Qualified Options.  A Qualified Option shall be exercised only by the Participant (i) delivering a completed and signed written notice of exercise to the Company in the form prescribed by the Company specifying the number of shares of Common Stock as to which the Qualified Option is being exercised; (ii) delivering the original Qualified Option Agreement to the Company; and (iii) paying to the Company the full amount of the Exercise Price for the number of shares of Common Stock with respect to which the Qualified Option is being exercised as provided in Section 6(c) above.  When shares of Common Stock are issued to the Participant upon the exercise of that Participant’s Qualified Option, the fact of such issuance shall be noted on the Qualified Option Agreement by the Company before the Qualified Option Agreement is returned to the Participant.  When all shares of Common Stock covered by the Qualified Option Agreement have been issued by the Company to the Participant or when the Qualified Option expires, the Participant shall deliver the Qualified Option Agreement to the Company, which shall cancel it.  After the receipt by the Company of the written notice of exercise and payment in full of the Exercise Price in accordance with Sections 6(c) and 6(d), the Company shall deliver to the Participant exercising the Qualified Option stock certificates evidencing the number of shares with respect to which the Qualified Option has been exercised, issued in the Participant’s name; provided, however, that such delivery shall be deemed effective for all purposes when the Company or its stock transfer agent (if any) has deposited such stock certificates in the United States mail, postage

6

prepaid, addressed to the Participant at the address specified in the written notice of exercise.

(e)           Termination of Employment or Service.  If a Participant who holds a Qualified Option shall cease to be employed by or performing services for the Company or any Affiliate for any reason other than death, unless the applicable Qualified Option Agreement provides otherwise, such Qualified Option shall immediately and automatically terminate and be forfeited, whether or not exercisable, and neither such Participant nor any of the Participant’s heirs, personal representatives, successors or assigns shall have any rights with respect to such Qualified Option.  Notwithstanding the foregoing, if an independent contractor or other non-employment relationship between the Participant and the Company or an Affiliate is terminated due to the commencement of an employment relationship with the Company or an Affiliate, this provision shall apply only upon termination of both the independent contractor and employment relationship between the Participant and the Company or an Affiliate.  In the case of a Participant who is a natural person and who ceases to be employed by or performing services for the Company or an Affiliate due to his or her disability (with disability being determined in the sole discretion of the Committee), the Committee, at its discretion, may permit exercise of the portion of the Qualified Option that is exercisable upon such termination of employment until the earlier of the originally stated date of termination of the Qualified Option or up to one (1) year after such termination of employment or other service.

(f)            Death of Participant.  Unless otherwise provided in the applicable Qualified Option Agreement, if a Participant who is a natural person shall cease to be employed by or performing services for the Company or any Affiliate as a result of the Participant’s death, any Qualified Option held by such Participant may be exercised to the same extent that the Participant would have been entitled to exercise it at the date of death and may be exercised within a period of one (1) year after the date of death, but in no case later than the expiration date of such Qualified Option.  Such Qualified Option shall be exercised pursuant to Sections 6(c) and (d) of this Plan by the person or persons to whom the Participant’s rights under the Qualified Option shall pass by will or the laws of descent and distribution.

(g)           Termination of Qualified Options Not Exercisable.  Unless the applicable Qualified Option Agreement provides otherwise, upon termination of a Participant’s employment or other services with the Company or an Affiliate for any reason, including by reason of death or disability of the Participant, any portion of the Participant’s Qualified Option that is not exercisable shall automatically and immediately terminate as to such Participant, and the shares of Common Stock subject to such portion of the Qualified Option shall be available for the grant of Awards under the Plan.

(h)           No Obligation to Exercise Qualified Option.  The grant of a Qualified Option under the Plan shall impose no obligation on the Participant to exercise such Qualified Option.

7

(i)            Eligible Recipients.  Qualified Options may be granted only to persons who are employees of the Company or an Affiliate.

(j)            Exercise Price.  Subject to the provisions of Section 6(l), the exercise price of shares of Common Stock that are subject to a Qualified Option shall not be less than 100% of the Fair Market Value of such shares at the time the Qualified Option is granted, as determined in good faith by the Committee.

(k)           Limit on Exercisability.  The aggregate Fair Market Value (determined at the time the Qualified Option is granted) of the shares of Common Stock with respect to which Qualified Options are exercisable by the Participant for the first time during any calendar year, under this Plan or any other plan of the Company or any Affiliate, shall not exceed $100,000.  To the extent a Qualified Option exceeds this $100,000 limit, the portion of the Qualified Option in excess of such limit shall be deemed a Non-Qualified Option.

(l)            Restrictions for Certain Shareholders.  The purchase price of shares of Common Stock that are subject to a Qualified Option granted to an employee of the Company or any Affiliate who, at the time such Qualified Option is granted, owns 10% or more of the total combined voting power of all classes of stock of the Company or of any Affiliate, shall not be less than 110% of the Fair Market Value of such shares on the date such Qualified Option is granted, and such Qualified Option may not be exercisable more than five (5) years after the date on which it is granted.  For the purposes of this subparagraph, the rules of Section 424(d) of the Code shall apply in determining the stock ownership of any employee of the Company or any Affiliate.

(m)          Limits on Transferability and Exercise of Qualified Options.  Qualified Options shall not be transferable except by will or the laws of descent and distribution, and Qualified Options shall be exercisable during a Participant’s lifetime only by such Participant.

(n)           Effect of Not Meeting Requirements.  Subject to the discretion of the Committee to provide otherwise, if the terms of a Qualified Option do not meet any requirements of this Plan or the Code necessary to be treated as a Qualified Option under the Code, such Qualified Option shall not terminate but shall be a Non-Qualified Option granted under this Plan.

7.             Terms and Conditions of Non-Qualified Options

Options granted under the Plan may be Non-Qualified Options.  When the Committee approves a grant of a Non-Qualified Option to a Participant, it shall prepare or cause to be prepared an option agreement (“Non-Qualified Option Agreement”) setting forth the terms of the Non-Qualified Option, and such Non-Qualified Option Agreement shall be signed on behalf of the Company and by the Participant.  Non-Qualified Options granted under this Plan shall be subject to the foregoing and to the following terms and conditions and to such other terms and conditions, not inconsistent therewith, as the Committee shall determine; provided, however, that Non-Qualified Options that are Director Options shall be governed by the provisions of Section 8 to the extent that they are inconsistent with the provisions of this Section 7.

8

(a)           Number of Shares and Exercise Price.  The Non-Qualified Option Agreement shall state the total number of shares of Common Stock subject to the Non-Qualified Option it evidences, the Exercise Price per share of Common Stock and the other terms of the Non-Qualified Option.  The Exercise Price of any Non-Qualified Option may be less than, equal to or greater than Fair Market Value.  The number of shares of Common Stock subject to the Non-Qualified Option and the Exercise Price shall be adjustable as provided in Section 13(a) of this Plan.

(b)           Exercisability; Term.  Non-Qualified Options granted under the Plan shall be exercisable at such time(s) and upon such terms and conditions as may be determined by the Committee, but in no event shall a Non-Qualified Option be exercisable more than ten (10) years after the date it is granted, except as the Committee may determine under Section 13(d) of the Plan.  The period during which a Non-Qualified Option may be exercised once it is granted may not be reduced, except as provided in Sections 7(e), (f) and (g) of this Plan.

(c)           Exercise of Non-Qualified Options. Except as otherwise provided in the applicable Non-Qualified Option Agreement, a Non-Qualified Option may be exercised for all, or from time to time any part, of the shares of Common Stock for which it is then exercisable.  For purposes of this Section 7, the exercise date of a Non-Qualified Option shall be the date a written notice of exercise and full payment of the purchase price are received by the Company in accordance with this Section 7(c) and Section 7(d) below.  The purchase price for the shares of Common Stock as to which a Non-Qualified Option is exercised shall be paid to the Company in cash or its equivalent, such as by check or wire transfer or, if provided in the Non-Qualified Option Agreement or with the consent of the Committee:  (i) in shares of Common Stock having a Fair Market Value equal to the aggregate Exercise Price of the shares of Common Stock being purchased and satisfying such other requirements as may be imposed by the Committee; provided, that such shares were then purchased on the open market or have been held by the Participant for at least six months (or such other period as established from time to time by the Committee in order to avoid adverse accounting treatment under generally accepted accounting principles); (ii) partly in cash and partly in such shares; or (iii) if there is a public market for the shares of Common Stock at such time, through the delivery of irrevocable instructions to a broker to sell shares of Common Stock obtained upon the exercise of the Non-Qualified Option and to deliver promptly to the Company an amount out of the proceeds of such sale equal to the aggregate Exercise Price for the shares being purchased.

(d)           Manner of Exercise of Non-Qualified Options.  A Non-Qualified Option shall be exercised only by the Participant (i) delivering a completed and signed written notice of exercise to the Company in the form prescribed by the Company specifying the number of shares of Common Stock as to which the Non-Qualified Option is being exercised; (ii) delivering the original Non-Qualified Option Agreement to the Company; and (iii) paying to the Company the full amount of the Exercise Price for the number of shares of Common Stock with respect to which the Non-Qualified Option is being exercised as provided in Section 7(c) above.  When shares of Common Stock are issued to the Participant upon the exercise of that Participant’s Non-Qualified Option, the fact of such issuance shall

9

be noted on the Non-Qualified Option Agreement by the Company before the Non-Qualified Option Agreement is returned to the Participant.  When all shares of Common Stock covered by the Non-Qualified Option Agreement have been issued by the Company to the Participant or when the Non-Qualified Option expires, the Participant shall deliver the Non-Qualified Option Agreement to the Company, which shall cancel it.  After the receipt by the Company of the written notice of exercise and payment in full of the Exercise Price in accordance with Sections 7(c) and 7(d), the Company shall deliver to the Participant exercising the Non-Qualified Option stock certificates evidencing the number of shares with respect to which the Non-Qualified Option has been exercised, issued in the Participant’s name; provided, however, that such delivery shall be deemed effective for all purposes when the Company or its stock transfer agent (if any) has deposited such stock certificates in the United States mail, postage prepaid, addressed to the Participant at the address specified in the written notice of exercise.

(e)           Termination of Employment or Service.  If a Participant who holds a Non-Qualified Option shall cease to be employed by or performing services for the Company or any Affiliate for any reason other than death, unless the applicable Non-Qualified Option Agreement provides otherwise, such Non-Qualified Option shall immediately and automatically terminate and be forfeited, whether or not exercisable, and neither such Participant nor any of the Participant’s heirs, personal representatives, successors or assigns shall have any rights with respect to such Non-Qualified Option.  Notwithstanding the foregoing, if an independent contractor or other non-employment relationship between the Participant and the Company or an Affiliate is terminated due to the commencement of an employment relationship with the Company or an Affiliate, this provision shall apply only upon termination of both the independent contractor and employment relationship between the Participant and the Company or an Affiliate.  In the case of a Participant who is a natural person and who ceases to be employed by or performing services for the Company or an Affiliate due to his or her disability (with disability being determined in the sole discretion of the Committee), the Committee, at its discretion, may permit exercise of the portion of the Non-Qualified Option that is exercisable upon such termination of employment until the earlier of the originally stated date of termination of the Non-Qualified Option or up to one year after such termination of employment or other service.

(f)            Death of Participant.  Unless otherwise provided in the applicable Non-Qualified Option Agreement, if a Participant who is a natural person shall cease to be employed by or performing services for the Company or any Affiliate as a result of the Participant’s death, any Non-Qualified Option held by such Participant may be exercised to the same extent that the Participant would have been entitled to exercise it at the date of death and may be exercised within a period of one (1) year after the date of death, but in no case later than the expiration date of such Non-Qualified Option.  Such Non-Qualified Option shall be exercised pursuant to Sections 7(c) and (d) of this Plan by the person or persons to whom the Participant’s rights under the Non-Qualified Option shall pass by will or the laws of descent and distribution.

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(g)           Termination of Non-Qualified Options Not Exercisable.  Unless the applicable Non-Qualified Option Agreement provides otherwise, upon termination of a Participant’s employment or other services with the Company or an Affiliate for any reason, including by reason of death or disability of the Participant, any portion of the Participant’s Non-Qualified Option that is not exercisable shall automatically and immediately terminate as to such Participant, and the shares of Common Stock subject to such portion of the Non-Qualified Option shall be available for the grant of Awards under the Plan.

(h)           No Obligation to Exercise Non-Qualified Option.  The grant of a Non-Qualified Option under the Plan shall impose no obligation on the Participant to exercise such Non-Qualified Option.

8.             Automatic Grants of Director Options to Non-employee Directors

(a)           Automatic Grants of Director Options.  Under the Plan, each Non-employee Director shall automatically be granted Director Options to purchase shares of Common Stock as follows:

(i)            Initial Grants of Director Options.  Each Non-employee Director will be granted an initial Option (the “Initial Grant”) as follows:

A.            Non-Employee Directors.  Each person serving as a Non-employee Director on the Effective Date shall automatically be granted a Director Option on such date to purchase twenty-five thousand (25,000) shares of Common Stock.

B.            Future Non-Employee Directors.  Each person who is first elected or appointed to serve as a Non-employee Director after the Effective Date shall automatically be granted a Director Option on the date of his or her initial election or appointment to the Company’s Board of Directors to purchase 25,000 shares of Common Stock.

C.            Vesting.  All Director Options granted under Sections 8(a)(i)(A) and (B) shall vest and become exercisable in cumulative installments with respect to one-third (1/3) of the shares subject to such Director Options on the first, second and third anniversary dates of the dates of grant of such Director Options, but only if the holder of the Director Options is then a Director of the Company.

(ii)           Additional Grants of Director Options.  On each anniversary date of the Initial Grant of a Director Option to a Non-employee Director under the Plan, such Non-employee Director will automatically be granted an additional Option to purchase five thousand (5,000) shares of Common Stock, but only if such person is a Non-employee Director on such date.  All Director Options granted under this Section 8(a)(ii) shall vest and become exercisable as to all of the shares subject to the Director Options one (1) year after the date of grant of such Director Option, but only if the holder of the Director Options is then a Director of the Company.

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(iii)          Termination of Director Options.  Subject to Sections 8(f), 8(g) and 8(h), all Director Options granted under this Section 8(a) shall expire ten (10) years after the date of grant.

(iv)          Exercise Price.  The exercise price of Director Options granted under this Section 8(a) shall be equal to 100% of the Fair Market Value of one share of Common Stock on the date of grant of the Director Option.

(b)           Discretionary Grants.  In addition to the Director Options granted pursuant to Section 8(a), a Director may be granted one or more Options or other Awards under other provisions of the Plan, and such Options or other Awards will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion.

(c)           Director Option Agreements.  When a Director Option is automatically granted under Section 8(a), or when the Committee approves a grant of a Director Option, the Committee shall prepare or cause to be prepared an option agreement (“Director Option Agreement”) setting forth the terms of the Director Option, and such Director Option Agreement shall be signed on behalf of the Company and by the Participant.

(d)           Exercise of Director Options.  Except as otherwise provided in the applicable Director Option Agreement, a Director Option may be exercised for all, or from time to time any part, of the shares of Common Stock for which it is then exercisable.  For purposes of this Section 8, the exercise date of a Director Option shall be the date a written notice of exercise and full payment of the purchase price are received by the Company in accordance with this Section 8(d) and Section 8(e) below.  The purchase price for the shares of Common Stock as to which a Director Option is exercised shall be paid to the Company in cash or its equivalent, such as by check or wire transfer or, if provided in the Director Option Agreement or with the consent of the Committee:  (i) in shares of Common Stock having a Fair Market Value equal to the aggregate Exercise Price of the shares of Common Stock being purchased and satisfying such other requirements as may be imposed by the Committee; provided, that such shares were then purchased on the open market or have been held by the Participant for at least six months (or such other period as established from time to time by the Committee in order to avoid adverse accounting treatment under generally accepted accounting principles); (ii) partly in cash and partly in such shares; or (iii) if there is a public market for the shares of Common Stock at such time, through the delivery of irrevocable instructions to a broker to sell shares of Common Stock obtained upon the exercise of the Director Option and to deliver promptly to the Company an amount out of the proceeds of such sale equal to the aggregate Exercise Price for the shares being purchased.

(e)           Manner of Exercise of Director Options.  A Director Option shall be exercised only by the Participant (i) delivering a completed and signed written notice of exercise to the Company in the form prescribed by the Company specifying the number of shares of Common Stock as to which the Director Option is being exercised; (ii) delivering the original Director Option Agreement to the Company; and (iii) paying to the Company the full amount of the Exercise Price for the

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number of shares of Common Stock with respect to which the Director Option is being exercised as provided in Section 8(d) above.  When shares of Common Stock are issued to the Participant upon the exercise of that Participant’s Director Option, the fact of such issuance shall be noted on the Director Option Agreement by the Company before the Director Option Agreement is returned to  the Participant.  When all shares of Common Stock covered by the Director Option Agreement have been issued by the Company to the Participant or when the Director Option expires, the Participant shall deliver the Director Option Agreement to the Company, which shall cancel it.  After the receipt by the Company of the written notice of exercise and payment in full of the Exercise Price in accordance with Sections 8(d) and 8(e), the Company shall deliver or cause to be delivered to the Participant exercising the Director Option stock certificates evidencing the number of shares with respect to which the Director Option has been exercised, issued in the Participant’s name; provided, however, that such delivery shall be deemed effective for all purposes when the Company or its stock transfer agent (if any) has deposited such stock certificates in the United States mail, postage prepaid, addressed to the Participant at the address specified in the written notice of exercise.

(f)            Termination of Status as a Director.  Subject to the provisions of Sections 8(g) and 8(h), if a Director ceases to serve as a Director, he or she may, but only within ninety (90) days after the date he or she ceases to be a Director of the Company, exercise his or her Director Option to the extent that he or she was entitled to exercise it at the date of such termination.  Any portion of a Director Option that is not exercisable on the date a Director ceases to be a Director of the Company, and any portion of a Director Option which the Director was entitled to exercise that is not exercised within the time specified herein, shall immediately and automatically terminate and be forfeited, and neither such Director nor any of the Director’s heirs, personal representatives, successors or assigns shall have any rights with respect to such Director Option.

(g)           Disability of Director.  Notwithstanding the provisions of Section 8(f) above, if a Director is unable to continue his or her service as a Director with the Company as a result of his or her total and permanent disability (as defined in Section 22(e)(3) of the Code), he or she may, but only within ninety (90) days from the date of termination of such service, exercise his or her Director Option to the extent he or she was entitled to exercise it at the date of such termination.  Any portion of a Director Option that is not exercisable on the date a Director ceases to be a Director of the Company, and any portion of a Director Option which the Director was entitled to exercise that is not exercised within the time specified herein, shall immediately and automatically terminate and be forfeited, and neither such Director nor any of the Director’s heirs, personal representatives, successors or assigns shall have any rights with respect to such Director Option.

(h)           Death of Director.  Upon the death of a Director holding a Director Option:

(i)            during the term of the Director Option when such Director was, at the time of his or her death, a Director of the Company and who shall have been a Director since the date of grant of the Director Option, the Director Option may be exercised, at any time within one year following the date of death,

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by the person who acquired the right to exercise such Director Option by bequest or inheritance, but only to the extent of the right to exercise that existed at the date of death;

(ii)           within ninety (90) days after the termination of the Director’s status as a Director, the Director Option may be exercised, at any time within ninety (90) days following the date of death, by such Director’s estate or by a person who acquired the right to exercise the Director Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of death; and

(iii)          any portion of a Director Option that is not exercisable on the date of a Director’s death, and any portion of a Director Option which the Director was entitled to exercise that is not exercised within the time specified in Section 8(h)(i) or Section 8(h)(ii), shall immediately and automatically terminate and be forfeited, and neither such Director nor any of the Director’s heirs, personal representatives, successors or assigns shall have any rights with respect to such Director Option.

9.             Terms and Conditions of Stock Appreciation Rights

(a)           Grants.  The Committee may grant a Stock Appreciation Right independent of an Option or in connection with an Option or a portion thereof.  Any grant of a Stock Appreciation Right under the Plan shall be evidenced by an Award agreement in such form as the Committee shall from time to time approve and which shall set forth the terms and conditions of the Stock Appreciation Right.  The Committee may impose such terms and conditions upon any Stock Appreciation Right as it deems fit.  A Stock Appreciation Right granted in connection with an Option or a portion thereof (i) may be granted at the time the related Option is granted or at any time before the exercise or cancellation of the related Option, (ii) shall cover the same number of shares of Common Stock covered by the Option (or such fewer number of shares of Common Stock as the Committee may determine), and (iii) shall be subject to the same terms and conditions as such Option except for such additional limitations as are contemplated by this Section 9 (or such additional limitations as may be included in the Award agreement evidencing such Stock Appreciation Right).

(b)           Terms. The exercise price per share of Common Stock of a Stock Appreciation Right shall be an amount determined by the Committee but in no event shall such amount be less than the Fair Market Value of a share of Common Stock on the date the Stock Appreciation Right is granted.  In addition, in the case of a Stock Appreciation Right granted in conjunction with an Option or a portion thereof, the exercise price shall not be less than the Exercise Price of the related Option.  Each Stock Appreciation Right granted independent of an Option shall entitle a Participant upon exercise to an amount equal to (i) the excess of (A) the Fair Market Value on the exercise date of one share of Common Stock over (B) the exercise price per share, times (ii) the number of shares of Common Stock covered by the Stock Appreciation Right.  Each Stock Appreciation Right granted in conjunction with an Option or a portion thereof shall entitle a Participant to surrender to the Company the unexercised Option or any portion thereof and to

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receive from the Company in exchange therefor an amount equal to (I) the excess of (x) the Fair Market Value on the exercise date of one share of Common Stock over (y) the Exercise Price per share of Common Stock, times (II) the number of shares of Common Stock covered by the Option, or portion thereof, which is surrendered.  Payment shall be made in shares of Common Stock or in cash, or partly in shares and partly in cash (any such shares of Common Stock valued at such Fair Market Value), all as set forth in the Award agreement evidencing such Stock Appreciation Right or as otherwise determined in the discretion of the Committee.  Stock Appreciation Rights may be exercised from time to time upon actual receipt by the Company of written notice of exercise stating the number of shares of Common Stock with respect to which the Stock Appreciation Right is being exercised.  The date a notice of exercise is received by the Company shall be the exercise date.

(c)           Termination of Employment or Service.  If a Participant who holds a Stock Appreciation Right shall cease to be employed by or performing services for the Company or any Affiliate for any reason other than death, unless the applicable Award agreement provides otherwise, such Stock Appreciation Right shall immediately and automatically terminate and be forfeited, whether or not exercisable, and neither such Participant nor any of the Participant’s heirs, personal representatives, successors or assigns shall have any rights with respect to such Stock Appreciation Right.  Notwithstanding the foregoing, if an independent contractor or other non-employment relationship between the Participant and the Company or an Affiliate is terminated due to the commencement of an employment relationship with the Company or an Affiliate, this provision shall apply only upon termination of both the independent contractor and employment relationship between the Participant and the Company or an Affiliate.  In the case of a Participant who is a natural person and who ceases to be employed by or performing services for the Company or an Affiliate due to his or her disability (with disability being determined in the sole discretion of the Committee), the Committee, at its discretion, may permit exercise of the portion of the Stock Appreciation Right that is exercisable upon such termination of employment until the earlier of the originally stated date of termination of the Stock Appreciation Right or up to one year after such termination of employment or other service.

(d)           Death of Participant.  Unless otherwise provided in the applicable Award agreement, if a Participant who is a natural person shall cease to be employed by or performing services for the Company or any Affiliate as a result of the Participant’s death, any Stock Appreciation Right held by such Participant may be exercised to the same extent that the Participant would have been entitled to exercise it at the date of death and may be exercised within a period of one (1) year after the date of death, but in no case later than the expiration date of such Stock Appreciation Right.  Such Stock Appreciation Right shall be exercised pursuant to Section 9(b) of this Plan by the person or persons to whom the Participant’s rights under the Stock Appreciation Right shall pass by will or the laws of descent and distribution.

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(e)           Termination of Stock Appreciation Rights Not Exercisable.  Unless the applicable Award agreement provides otherwise, upon termination of a Participant’s employment or other services with the Company or an Affiliate for any reason, including by reason of death or disability of the Participant, any portion of the Participant’s Stock Appreciation Rights that is not exercisable shall automatically and immediately terminate as to such Participant.

10.          Awards of Restricted Stock

(a)           Grant.  Awards of Restricted Stock subject to forfeiture and transfer restrictions may be granted by the Committee under the Plan.  Any Awards of Restricted Stock shall be evidenced by an Award agreement in such form as the Committee shall from time to time approve and which shall set forth the terms and conditions of the Award of Restricted Stock.  Subject to the provisions of the Plan, the Committee shall determine the number of shares of Restricted Stock to be granted to each Participant; the duration of any period during which, and the conditions, if any, under which, the Restricted Stock may be forfeited to the Company; and the other terms and conditions of such Awards.  The Committee may determine a period of time during which the Participant receiving the Award of Restricted Stock must remain in the continuous employment of the Company in order for the forfeiture and transfer restrictions to lapse.  If the Committee so determines, the restrictions may lapse during any such restricted period in installments with respect to specified portions of the shares of Restricted Stock covered by the Award of Restricted Stock.  The Committee may also impose performance or other conditions that will subject the shares subject to the Award of Restricted Stock to forfeiture and transfer restrictions.  Notwithstanding anything in this Plan to the contrary, with respect to Awards of Restricted Stock that are Tenure-Based Full-Value Awards, the restrictions imposed on such Awards of Restricted Stock shall not lapse, and the Awards of Restricted Stock shall not vest, with respect to 100% of the Awards of Restricted Stock in less than three (3) years; provided, however, that during such three (3)-year period, the restrictions may lapse and the Awards may vest with respect to less than 100% of the value of the Award.  The Committee may, at any time, in its discretion, waive all or any part of any restrictions applicable to any or all outstanding Awards of Restricted Stock; provided, however, that the Committee shall not and shall not have the power to waive the restrictions set forth in the immediately foregoing sentence except in the case of the death or disability of the Participant holding the Award of Restricted Stock (with disability being determined in the sole discretion of the Committee) or upon a Change in Control.

(b)           Transfer Restrictions. Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as provided in the Plan or the applicable Award agreement.  At the time of the grant of an Award of Restricted Stock, a stock certificate representing the number of shares of Restricted Stock awarded thereunder shall be registered in the name of the Participant and held by the Company.  Such stock certificate may bear a legend describing the conditions of the Restricted Stock Award.  Unless the Award agreement evidencing an Award of Restricted Stock or the Committee provides otherwise, the Participant receiving the Award of Restricted Stock shall have all

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rights of a shareholder with respect to the shares of Restricted Stock subject to such Award, including the right to receive any dividends and the right to vote such shares, subject to the following restrictions:  (i) the Participant receiving the Award of Restricted Stock shall not be entitled to delivery of the stock certificate until the expiration of the restricted period and the fulfillment of any other restrictive conditions set forth in the applicable Award agreement; (ii) none of the shares of Common Stock subject to the Award of Restricted Stock may be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of during such restricted period or until after the fulfillment of any such other restrictive condition; and (iii) all of the shares of Restricted Stock shall be forfeited and all rights of the Participant to such shares shall terminate, without any further obligation on the part of the Company, unless the Participant remains in the continuous employment of the Company for the entire restricted period.  Any shares of Common Stock, any other securities of the Company and any other property (except for cash dividends) distributed with respect to the shares subject to an Award of Restricted Stock shall be subject to the same restrictions, terms and conditions as such shares.  After the lapse or termination of the restrictions of an Award of Restricted Stock, or at such earlier time as otherwise determined by the Committee, a stock certificate evidencing the shares of Common Stock subject to the Award of Restricted Stock that bears no legend describing the conditions of an Award of Restricted Stock shall be delivered to the Participant or his or her beneficiary or estate, as the case may be.

(c)           Dividends. Dividends or dividend equivalents paid on any shares of Restricted Stock may be paid directly to the Participant, withheld by the Company subject to vesting of the Restricted Stock pursuant to the terms of the applicable Award agreement, or may be reinvested in additional Awards of Restricted Stock, as determined by the Committee in its discretion.

(d)           Termination of Employment or Service.  If a Participant who holds a Restricted Stock Award shall cease to be employed by or performing services for the Company or any Affiliate for any reason other than death prior to the vesting of shares of Restricted Stock granted to such Participant, unless the applicable Award agreement provides otherwise, such Restricted Stock Award shall immediately and automatically terminate and be forfeited and neither such Participant nor any of the Participant’s heirs, personal representatives, successors or assigns shall have any rights with respect to such unvested Restricted Stock Award.  Notwithstanding the foregoing, if an independent contractor or other non-employment relationship between the Participant and the Company or an Affiliate is terminated due to the commencement of an employment relationship with the Company or an Affiliate, this provision shall apply only upon termination of both the independent contractor and employment relationship between the Participant and the Company or an Affiliate.  In the case of a Participant who is a natural person and who ceases to be employed by or performing services for the Company or an Affiliate due to his or her disability (with disability being determined in the sole discretion of the Committee), the Committee, at its discretion, may permit a portion or all of the shares subject to the Restricted Stock Award held by such Participant to vest on the date of such termination.

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(e)           Death of Participant.  Unless otherwise provided in the applicable Award agreement, if a Participant who is a natural person shall cease to be employed by or performing services for the Company or any Affiliate as a result of the Participant’s death prior to the vesting of shares subject to the Restricted Stock Award granted to such Participant, the Committee, at its discretion, may permit a portion or all of the shares of Restricted Stock to vest as of the date of death or to continue the Restricted Stock Award under such terms and conditions as the Committee may determine.  The person entitled to any such shares of Restricted Stock shall be the person or persons to whom the Participant’s rights under the Restricted Stock Award shall pass by will or the laws of descent and distribution.

(f)            Termination of Restricted Stock Awards Not Vested.  Unless the applicable Award agreement provides otherwise, upon termination of a Participant’s employment or other services with the Company or an Affiliate for any reason, including by reason of death or disability of the Participant, any portion of the Participant’s Restricted Stock Award that has not vested shall automatically and immediately terminate as to such Participant, and the shares subject to such portion of the Restricted Stock Award shall be available for the grant of Awards under the Plan.

(g)           Other Provisions.  Each Award agreement relating to an Award of Restricted Stock authorized under this Section 10 may contain such other provisions as the Committee shall deem advisable including, but not limited to, a requirement that shares of Common Stock acquired under an Award of Restricted Stock be subject to a restriction on the Participant’s ability to transfer the shares to third parties without the consent of the Company.

11.          Other Awards

(a)           Other Stock-Based Awards.  The Committee, in its sole discretion, may grant Awards of shares of Common Stock and Awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock or on the Fair Market Value thereof (“Other Stock-Based Awards”). Such Other Stock-Based Awards shall be in such form, and dependent on such conditions, as the Committee shall determine including, without limitation, the right to receive, or vest with respect to, one or more shares of Common Stock (or the equivalent cash value of such shares) upon the completion of a specified period of service, the occurrence of an event and/or the attainment of performance objectives. Other Stock-Based Awards may be granted alone or in addition to any other Awards granted under the Plan. Subject to the provisions of the Plan, the Committee shall determine the number of shares of Common Stock to be awarded to a Participant under (or otherwise related to) such Other Stock-Based Awards; whether such Other Stock-Based Awards shall be settled in cash, shares of Common Stock or a combination of cash and such shares; and all other terms and conditions of such Awards (including, without limitation, the vesting provisions thereof and provisions ensuring that all shares so awarded and issued shall be fully paid and non-assessable).  Any Other Stock-Based Awards shall be evidenced by an Award agreement in such form as the Committee shall from time to time approve and which shall set forth the terms and conditions of the Other Stock-Based Award.  Unless the applicable Award agreement provides otherwise, if a Participant who

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holds an Other Stock-Based Award shall cease to be employed by or performing services for the Company or an Affiliate for any reason, such Other Stock-Based Award shall be treated by the Committee as though it is either a Non-Qualified Option or a Restricted Stock Award, as the Committee shall determine in its discretion.

(b)           Other Cash-Based Awards.  In addition to the Awards described above, and subject to the terms of the Plan, the Committee may grant such other incentives denominated in cash and payable in cash under the Plan as the Committee determines to be in the best interests of the Company and subject to such other terms and conditions as it deems appropriate (“Other Cash-Based Awards”).  Any Other Cash-Based Awards shall be evidenced by an Award agreement in such form as the Committee shall from time to time approve and which shall set forth the terms and conditions of the Other Cash-Based Award.  Unless the applicable Award agreement provides otherwise, if a Participant who holds an Other Cash-Based Award shall cease to be employed by or performing services for the Company or an Affiliate for any reason, such Other Cash-Based Award shall be treated as though it is a Stock Appreciate Right or otherwise as the Committee shall determine in its discretion.

(c)           Tenure-Based Full-Value Awards.  Notwithstanding anything in this Plan to the contrary, with respect to Tenure-Based Full-Value Awards, the restrictions imposed on such Awards shall not lapse, and the Awards shall not vest, with respect to 100% of the Awards in less than three (3) years; provided, however, that during such three (3)-year period, the restrictions may lapse and the Awards may vest with respect to less than 100% of the value of the Award.  The Committee shall not and shall not have the power to waive the restrictions set forth in the immediately foregoing sentence except in the case of the death or disability of the Participant holding the Tenure-Based Full-Value Award (with disability being determined in the sole discretion of the Committee) or upon a Change in Control.

12.          Performance-Based Awards.

(a)           Performance-Based Awards.  Notwithstanding anything to the contrary herein, the Committee may grant performance-based Options, Awards of Restricted Stock, Other Stock-Based Awards and Other Cash-Based Awards to Participants (“Performance-Based Awards”). Any such Awards granted to Participants who may be “covered employees” under Section 162(m) of the Code or any successor section thereto shall be consistent with the provisions thereof.  In such cases, a Participant’s Performance-Based Award shall be determined based on the attainment of written performance goals approved by the Committee for a performance period established by the Committee (i) when the outcome for that performance period is substantially uncertain and (ii) by the earlier of (A) ninety (90) days after the commencement of the performance period to which the performance goal relates or (B) the number of days which is equal to twenty-five percent (25%) of the relevant performance period.

(b)           Performance Goals.  The performance goals referred to in Section 12(a) must be objective and shall be based upon one or more of the following criteria:

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(i) consolidated earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization); (ii) net income; (iii) operating income; (iv) earnings per share; (v) book value per share of Common Stock; (vi) return on shareholders’ equity; (vii) expense management; (viii) return on investment; (ix) improvements in capital structure; (x) profitability of an identifiable business unit or product; (xi) maintenance or improvements of profit margins; (xii) stock price; (xiii) market share; (xiv) revenues or sales; (xv) costs; (xvi) cash flow; (xvii) working capital; (xviii) return on assets; (xix) asset turnover; (xx) inventory turnover; (xxi) economic value added (economic profit); and (xxii) total shareholder return.  The foregoing criteria may relate to the Company, one or more of its Parents or Subsidiaries or one or more of its divisions or units, or any combination of the foregoing, and may be applied on an absolute basis and/or be relative to one or more peer group companies or indices, or any combination thereof, all as the Committee shall determine. In addition, to the degree consistent with Section 162(m) of the Code (or any successor section thereto), the performance goals may be calculated without regard to the negative effect of unusual or nonrecurring items, extraordinary items, discontinued operations or cumulative effects of accounting changes. The Committee shall determine whether, with respect to a performance period, the applicable performance goals have been met with respect to a given Participant who may be a covered employee and, if they have, shall so certify and ascertain the amount of the applicable Performance-Based Award. No Performance-Based Awards will be paid for such performance period until such certification is made by the Committee. The amount of the Performance-Based Award actually paid to a given Participant may be less than the amount determined by the applicable performance goal formula, at the discretion of the Committee. The amount of the Performance-Based Award determined by the Committee for a performance period shall be paid to the Participant at such time as determined by the Committee in its sole discretion after the end of such performance period.

(c)           Vesting of Performance-Based Full-Value Awards.  The restrictions imposed on the vesting of Performance-Based Full-Value Awards shall not lapse, and such Awards shall not vest, in less than one (1) year.

13.          Adjustments Upon Certain Events

Notwithstanding any other provisions in the Plan to the contrary, the following provisions shall apply to all Awards granted under the Plan:

(a)           Generally.  Upon any change in the outstanding shares of Common Stock after the Effective Date by reason of any stock dividend, stock split, reverse stock split, reclassification, combination, exchange of shares or other similar recapitalization of the Company, there shall be an appropriate adjustment to (i) the number or kind of shares of Common Stock or other securities issued or reserved for issuance pursuant to the Plan or pursuant to outstanding Awards, (ii) the Exercise Price of any Option or the exercise price of any Stock Appreciation Right, and/or (iii) any other affected terms of such Awards.  Notwithstanding the foregoing, no fractional shares shall be issued or paid for.  No adjustment shall be made under this Section 13(a) upon the issuance by the Company of any warrants, rights or options to acquire additional Common Stock or of securities convertible into

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Common Stock unless such warrants, rights, options or convertible securities are issued to all shareholders of the Company on a proportionate basis.

(b)           Change in Control.  Notwithstanding anything contained in this Plan to the contrary, and unless otherwise provided in the applicable Award agreement at the time of grant, in the event of a “Change in Control” (as defined below), the following shall occur as of the effective date of such Change in Control with respect to any and all Awards outstanding as of the effective date of such Change in Control:  (i) any and all Awards granted hereunder will be, as nearly as may reasonably be, automatically converted into the same type of Award to acquire the kind and amount of shares of stock or other securities or property (including cash) which the Participant would have owned or have been entitled to receive as of the effective date of the Change in Control had the Awards been exercised or realized in full immediately before the effective date of the Change in Control; (ii) any vesting schedule of all Awards shall remain unchanged; (iii) appropriate adjustment shall be made in the application of the provisions of all outstanding Awards with respect to the rights and interests thereafter of each Participant, to the end that the provisions set forth in each Award shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock or other securities or property (including cash) thereafter deliverable under the Award; and (iv) any restrictions imposed on Awards, including Awards of Restricted Stock and Performance-Based Awards of Restricted Stock, shall remain unchanged.

(c)           Definition of Change of Control.  For purposes of this Section 13, “Change in Control” means:

(i)            The sale, lease, exchange or other transfer, directly or indirectly, of all or substantially all of the assets of the Company (in one transaction or in a series of related transactions) to a person or entity that is not controlled by the Company;

(ii)           The approval by the Company’s shareholders of any plan or proposal for the liquidation or dissolution of the Company;

(iii)          Any person or entity becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of more than fifty percent (50%) of the combined voting power of the outstanding securities of the Company ordinarily having the right to vote at elections of directors who were not beneficial owners of at least fifty percent (50%) of such combined voting power as of the Effective Date; or

(iv)          A merger or consolidation to which the Company is a party if the shareholders of the Company immediately prior to the effective date of such merger or consolidation have, solely on account of ownership of securities of the Company at such time, “beneficial ownership” (as defined in Rule 13d-3 under the Exchange Act) immediately following the effective date of such merger or consolidation of securities of the surviving company representing less than fifty percent (50%) of the

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combined voting power of the surviving corporation’s then outstanding securities ordinarily having the right to vote at elections of directors.

The provisions of this Section shall similarly apply to successive transactions of the types described in Sections 13(c)(i) through (iv).

(d)           Additional Adjustments of Awards.  Subject to the above provisions, the Committee shall have the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, liquidation, dissolution or other Change in Control transaction, to take such further action as it determines to be necessary or advisable with respect to Awards.  Such authorized action may include (but shall not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, Awards so as to provide for earlier, later, extended or additional time for exercise and lifting restrictions and other modifications, and the Committee may take such actions with respect to all Participants, to certain categories of Participants or to only individual Participants.  The Committee may take such action before or after granting Awards to which the action relates and before or after any public announcement with respect to such sale, merger, consolidation, reorganization, liquidation, dissolution or Change in Control that is the reason for such action.  The grant of an Award under the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

14.          Shares Acquired for Investment

Shares of Common Stock acquired by a Participant under this Plan shall be acquired by the Participant for investment and without intention of resale unless, in the opinion of counsel to the Company, such shares may be purchased without any investment representation.  Where an investment representation is deemed necessary, the Committee may require a written representation to that effect by the Participant as a condition of a Participant exercising an Option or otherwise obtaining shares of Common Stock pursuant an Award granted under this Plan, and the Committee may place an appropriate legend on the stock certificates evidencing the shares of Common Stock so issued indicating that such shares have not been registered under federal or state securities laws and describing the restrictions on transfer.  Each Award shall be subject to the requirement that if, at any time, the Committee shall determine in its discretion that the listing, registration or qualification of the shares of Common Stock subject to the Award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, if necessary or desirable as a condition of, or in connection with, the granting of such Award or the issuance or purchase of shares of Common Stock thereunder, then such Award shall not be granted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

15.          No Right to Employment, Service as a Director or Awards

The granting of an Award under the Plan shall impose no obligation on the Company or any Affiliate to continue the employment of a Participant and shall not lessen or affect the Company’s or the Affiliate’s right to terminate the employment of such Participant.  Nothing in

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the Plan will interfere with or limit in nay way the right of the Company, the Board or the Company’s stockholders to terminate the directorship of any Director at any time, nor confer upon any Director any right to continue to serve as a Director of the Company.  No Participant or other person shall have any claim to be granted any Award, and there is no obligation for uniform treatment of Participants or holders or beneficiaries of Awards.  The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant.

16.          Other Benefit and Compensation Programs

Payments and other benefits received by a Participant under an Award shall not be deemed a part of a Participant’s regular, recurring compensation for purposes of any termination, indemnity or severance pay laws and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan, contract or similar arrangement provided by the Company or an Affiliate, unless expressly so provided by such other plan, contract or arrangement or the Committee determines that an Award or portion of an Award should be included to reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of competitive cash compensation.

17.          Successors and Assigns

The Plan shall be binding on all successors and assigns of the Company and a Participant including, without limitation, the estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant’s creditors.

18.          Nontransferability of Awards; Designation of Beneficiary

(a)           Nontransferability.  No Award or interest in an Award may be sold, assigned, pledged (as collateral for a loan or as security for the performance of an obligation or for any other purpose) or transferred by the Participant or made subject to attachment or similar proceedings otherwise than by will or by the applicable laws of descent and distribution, except to the extent a Participant designates one or more beneficiaries on a Company-approved form who may exercise the Award or receive payment under the Award after the Participant’s death.  During a Participant’s lifetime, an Award may be exercised only by the Participant.

(b)           Designation of Beneficiary.  A Participant may designate a beneficiary to succeed to the Participant’s Awards under the Plan in the event of the Participant’s death by filing a beneficiary form with the Company and, upon the death of the Participant, such beneficiary shall succeed to the rights of the Participant to the extent permitted by law and the terms of this Plan and the applicable Award agreement.  In the absence of a validly designated beneficiary who is living at the time of the Participant’s death, the Participant’s executor or administrator of the Participant’s estate shall succeed to the Awards, which shall be transferable by will or pursuant to laws of descent and distribution.

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19.          Amendments or Termination

The Board may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made without the consent of a Participant if such action would diminish any of the rights of the Participant under any Award theretofore granted to such Participant under the Plan; provided, however, that the Committee may amend the Plan in such manner as it deems necessary to permit the granting of Awards meeting the requirements of the Code or other applicable laws.

20.          International Participants

With respect to Participants who reside or work outside the United States of America, the Committee may, in its sole discretion, amend the terms of the Plan or adopt such modifications, procedures or subplans with respect to such Participants as are necessary or desirable to ensure the viability of the benefits of the Plan, comply with applicable foreign laws or obtain more favorable tax or other treatment for a Participant, the Company or an Affiliate; provided, however, that no such changes shall apply to the Awards to Participants who may be “covered employees” under Section 162(m) of the Code or any successor thereto unless consistent with the provisions thereof.

21.          General

(a)           Issuance of Shares of Common Stock.  Notwithstanding any other provision of the Plan, the Company shall have no obligation to issue or deliver any shares of Common Stock under an Award granted under the Plan or make any other distribution of benefits under the Plan unless, in the opinion of the Company’s counsel, such issuance, delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act of 1933, as amended, or any successor thereto (the “Securities Act”) or the laws of any state or foreign jurisdiction) and the applicable requirements of any securities exchange or similar entity.  The Company shall be under no obligation to any Participant to register for offering or resale or to qualify for an exemption from registration under the Securities Act, or to register or qualify under the laws of any state or foreign jurisdiction, any Awards, shares of Common Stock, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made.  The Company may issue stock certificates evidencing shares of Common Stock with such legends and subject to such restrictions on transfer and stop transfer instructions as counsel for the Company deems necessary or desirable for compliance by the Company with federal, state and foreign securities laws.  The Company may also require such other action or agreement by the Participants as may from time to time be necessary to comply with applicable securities laws.

(b)           Stock Certificates.  To the extent this Plan or any applicable Award agreement provides for the issuance of stock certificates to reflect the issuance of shares of Common Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange or market on which such shares are traded or quoted.

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(c)           No Rights as a Shareholder.  Unless otherwise provided by the Committee or in the Plan or an Award agreement evidencing an Award or in any other written agreement between a Participant and the Company or an Affiliate, no Award shall entitle the Participant to any cash dividend, voting or other right of a shareholder unless and until the date of issuance under the Plan of any shares of Common Stock that are subject to such Award.

(d)           No Trust or Fund.  The Plan is intended to constitute an “unfunded” plan.  Nothing contained herein shall require the Company to segregate any monies, other property, or shares of Common Stock, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant, and no Participant shall have any rights that are greater than those of a general unsecured creditor of the Company.

(e)           Severability.  If any provision of the Plan or any Award agreement shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan or Award agreement, and such Plan or Award agreement shall be construed and enforced as if the illegal or invalid provision had not been included.

(f)            Choice of Law.  The validity, construction, interpretation, administration and effect of the Plan, and rights relating to the Plan and to Awards granted under the Plan, shall be governed by the substantive laws, but not the choice of law rules, of the State of Minnesota.

22.          Effective Date

The Plan shall be effective on October 8, 2004 (the “Effective Date”), which is the date it was approved by the Board.  Amendments to the Plan were approved by the Board on May 10, 2005, March 23, 2006 and February 5, 2007 and the Plan, as so amended, was approved by the Company’s shareholders on June 10, 2005, May 18, 2006 and                 , 2007.

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COMPANY #

There are three ways to vote your Proxy

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE — TOLL FREE — 1-800-560-1965 — QUICK *** EASY *** IMMEDIATE

• Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week until 12:00 p.m. (CT) on Wednesday, May 17, 2007.
• Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions the Voice provides you.

VOTE BY INTERNET — http://www.eproxy.com/math/ — QUICK *** EASY *** IMMEDIATE

• Use the Internet to vote your proxy 24 hours a day, 7 days a week until 12:00 p.m. (CT) on Wednesday, May 17, 2007.
• Use the Internet to vote your proxy 24 hours a day, 7 days a week until 12:00 p.m. (CT) on Wednesday, May 17, 2007.
•

Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions to obtain your records and create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

You can view the Annual Report and Proxy Statement
on the Internet at: http://www.MathStar.com

If you vote by Phone or Internet, please do not mail your Proxy Card

  Please detach here

The Board of Directors Recommends a Vote FOR Items 1 and 2.

1.	Proposal 1 -	01	Douglas M. Pihl	04	Morris Goodwin, Jr.	☐	Vote FOR	☐	Vote WITHHELD
	Election of directors	02	Merrill A. McPeak	05	Michael O. Maerz		all nominees		from all nominees
		03	Benno G. Sand				(except as marked)

(Instructions: To withhold authority to vote for any individual nominee, write the number(s) of the nominee(s) in the box provided to the right.)

	2.	Proposal 2 - To consider amendments to the MathStar, Inc. 2004 Amended				☐	For ☐	Against	☐	Abstain
		and Restated Long-Term Incentive Plan.

	3.	Proposal 3 - Ratification of appointment of PricewaterhouseCoopers LLP				☐	For ☐	Against	☐	Abstain
		as the Company’s independent certified public accounting firm.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR all of the nominees named in Proposal 1 above and FOR Proposals 2 and 3. The Board of Directors recommends a vote FOR all of the nominees named in Proposal 1 and FOR Proposals 2 and 3.

Address Change? Mark Box ☐ Indicate changes below:		☐	I plan to attend the meeting. (Please check)			Date ______________________________, 2007

						Signature(s) in Box

Please sign as name(s) appear hereon. Joint owners should each sign. When signing as attorney, officer, executor, administrator, trustee, guardian or in some other representative capacity, please give full title as such.

MATHSTAR, INC.

ANNUAL MEETING OF STOCKHOLDERS

Thursday, May 17, 2007

3:30 P.M.

19075 Tanasbourne Drive, Suite 200

Hillsboro, Oregon 97124

MathStar, Inc.
19075 Tanasbourne Drive, Suite 200	proxy
Hillsboro, Oregon 97124

PROXY SOLICITED BY BOARD OF DIRECTORS

For Annual Meeting of Stockholders to be Held on May 17, 2007

The undersigned hereby names, constitutes and appoints Douglas M. Pihl and James W. Cruckshank, or either ofthem acting alone, with full power of substitution, as my true and lawful attorneys and proxies for me and in myplace and stead to attend the Annual Meeting of the Stockholders of MathStar, Inc. (the “Company”) to be held at3:30 p.m. on Thursday, May 17, 2007, and at any and all postponements or adjournments thereof, and to vote allthe shares of common stock held of record in the name of the undersigned on April 4, 2007, with all the powersthat the undersigned would possess if he, she or it were personally present.

In their discretion, the proxies are authorized to vote upon such matters as may properly come before the Annual Meeting.

See reverse for voting instructions.